TEMPLETON GLOBAL SMALLER COMPANIES UFND

                           PROSPECTUS JANUARY 1, 2000

                                      TGSCF

                                                       [FRANKLIN TEMPLETON LOGO]
                                                  FRANKLIN TEMPLETON INVESTMENTS





                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
   100 Fountain Parkway, PO Box 33030, St. Petersburg, Florida 33733-8030, USA


                                 DEPOSITARY BANK

                            THE CHASE MANHATTAN BANK
                                MetroTech Center
                          Brooklyn, New York 11245, USA

                                 TRANSFER AGENT

                   FRANKLIN TEMPLETON INVESTOR SERVICES, INC.
                       100 Fountain Parkway, PO Box 33030
                     St. Petersburg, Florida 33733-8030, USA

                PAYMENT OFFICE IN THE FEDERAL REPUBLIC OF GERMANY

                             CHASE MANHATTAN BANK AG
                     Gruneburgweg 2, 60322 Frankfurt am Main

                REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY

                            DR. CARL GRAF HARDENBERG
                                 Attorney-at-Law
                         Klein Fontenay 1, 20354 Hamburg

                          FINANCIAL STATEMENT AUDITORS

                           PricewaterhouseCoopers, LLP
                           1177 Avenue of the Americas
                          New York, New York 10036, USA

                         MAIN SALES AND SERVICE COMPANY

                   FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH
               Postfach 111803, 60053 Frankfurt am Main - Mainzer
                    Landstrasse 16, 60325 Frankfurt am Main

In countries in which the Investment Company is not authorized to sell publicly, this prospectus does not represent an offer to purchase fund shares. No investment brokers, banks, or any other persons are authorized to provide information or promises that are not contained in this prospectus.








CONTENTS

                                                              Page

IMPORTANT INFORMATION

OVERVIEW OF COSTS

SELECTED FINANCIAL DATA

INTRODUCTION OF THE EURO

PURCHASE OF FUND SHARES
     Minimum Investment Amounts
     Method of Payment in Germany
     Subsequent Payments
     Wire Transfers in US Dollars
     Savings Program

ISSUE OF SHARES

ACCOUNT MANAGEMENT
     Joint Accounts with Joint Redemption Authority
     Joint Accounts with Individual Redemption Authority
     In Case of Death
     Accounts for Minors
     Collective Obligations of Shareowners

ISSUE PRICE
     Sales Charges
     Subsequent Sales Charges
     Cumulative Quantity Discount
     Declaration of Intent
     Purchases at Net Asset Value

REDEMPTION OF FUND SHARES
     Withdrawal Plan

EXCHANGE PRIVILEGE

INVESTMENT GOAL AND INVESTMENT POLICY

INVESTMENT TECHNIQUES
     Defensive Investments
     Pension Operations

     Short-term Investments and Turnover Rate

INVESTMENT RESTRICTIONS

RISKS
     General Risks
     Description of Investment Operations and
      Associated Risks

GENERAL INFORMATION
     Inquiries
     Investment Administration Company
         Investment Administration Agreement
         Consulting Fee
     Description of Shares/Share Certificates
     Shareowner Meetings
     Distributions
     Depositary Bank
     Management Company
     Management
     Institutional Investors
     Account Statements
     Net Asset Value
         Calculation of Net Asset Value
         Suspension of Calculation of Net Asset Value
     Representative in Germany
     Tax Information
         Taxation in the United States
         Taxation in Germany
     Transfer Agent
     Independent Financial Statement Auditors
     Publications
         Publication of Price
         Semi-annual and Annual Reports
     Sales Service Plan

JURISDICTION IN THE FEDERAL REPUBLIC OF GERMANY

RIGHT OF RECISION

TERMS AND CONDITIONS OF CONTRACT





IMPORTANT INFORMATION

This prospectus contains information about the Class A shares of the Templeton Global Smaller Companies Fund (the "Fund" or the "Investment Company") of which future share owners should be aware before making their investment decision. Investors are advised to read this prospectus carefully, and to retain it along with the other documentation provided to them.

Since January 1, 1999 the fund shares of the Templeton Global Smaller Companies Fund offered in Germany have been designated as "Class A shares" (previously they were called Class I shares), but there has been no change in the rights associated with the shares issued prior to this date. The new designation was necessary because in the United States additional classes of shares in the Fund assets are offered which have different fee structures. In Germany only Class A shares are available. THEREFORE, ALL INFORMATION IN THIS PROSPECTUS RELATES TO CLASS A SHARES.

The Templeton Global Smaller Companies Growth Fund was established under the laws of Maryland on February 4, 1981 for an indefinite term and is registered as an open, diversified investment company according to the Investment Company Act of 1940 ("1940 Act"). The name of the fund was changed on January 1, 1991 from "Templeton Global Funds, Inc." to "Templeton Smaller Companies Growth Fund, Inc.", and on May 13, 1996 to "Templeton Global Smaller Companies Fund, Inc."

The shares of the Investment Company are not traded on a securities exchange, but rather they are redeemable by the Investment Company under normal circumstances at any time. The shareholder equity of the Fund is equivalent at all times to the net asset value of its assets.

Your legal relationship to the Investment Company is based at all times on the German wording of the prospectus and of all other publications of the Investment Company. A summary of the terms and conditions of agreement can be found starting on page 34 of this prospectus. A complete copy of the bylaws of the Investment Company and of the additional information is available to you on request from the German service company Franklin Templeton Investment Services GmbH.

An annual report is attached to the prospectus, the closing date of which may not be more than 16 months previous, and if the closing date is more than 9 months previous, then a semi-annual report is also attached as an appendix.

THE FUND SHARES HAVE BEEN NEITHER APPROVED NOR REJECTED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY THE MONITORING AGENCIES OF INDIVIDUAL STATES OF THE UNITED STATES, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR THE MONITORING AGENCIES OF INDIVIDUAL STATES MADE ANY STATEMENTS ABOUT THE CORRECTNESS OR APPROPRIATENESS OF THIS PROSPECTUS. ASSERTIONS TO THE CONTRARY CONSTITUTE A CRIMINAL OFFENSE.

THE INVESTMENT COMPANY IS NOT SUBJECT TO THE SUPERVISION OF THE GERMAN FEDERAL SUPERVISORY OFFICE ON THE CREDIT INDUSTRY, OR TO ANY OTHER OFFICIAL SUPERVISION BY A GERMAN GOVERNMENT AGENCY; HOWEVER, THE INTENT TO SELL SHARES OF THE INVESTMENT COMPANY IN GERMANY HAS BEEN REPORTED TO THE FEDERAL SUPERVISORY OFFICE FOR THE CREDIT INDUSTRY PURSUANT TO SS. 7 OF THE FOREIGN INVESTMENT ACT OF JANUARY 3, 1990.

FUND SHARES ARE NOT DEPOSITS AT A BANK OR LIABILITIES OF A BANK, NOR ARE THEY SECURED OR ENDORSED BY A BANK. MOREOVER, FUND SHARES IN THE UNITED STATES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. FUND SHARES ENTAIL FINANCIAL RISKS, WHICH INCLUDE THE LOSS OF CAPITAL.

THE DEPOSITS OF THE INVESTMENT COMPANY AT THE DEPOSITARY BANK ARE NOT PROTECTED BY DEPOSIT SECURITY SYSTEMS.





OVERVIEW OF COSTS

The purpose of the overview is to make it easier for shareowners to understand the costs associated with investing in the fund. The figures are based on the issues of the funds during the preceding financial year ending August 31, 1999.

A. FEES FOR SHARE OWNER OPERATIONS (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
-----------------------------------------------------------------------------

Maximum Sales Charges
     (as a percentage of the issue price)                     5.75%
     payable at purchase:                                     5.75%*
     payable on redemption:                                   none**
     exchange fees:                                           none***


B. ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM THE FUND ASSETS):
-----------------------------------------------------------------------
Investment Administration Fees                                0.75%
12b-1 Costs                                                   0.25%****
Other Expenses                                                0.39%
Total Operating Expenses of the Fund                          1.39%

* For investments of USD 1 million or more, no sales charges are due.

** Subsequent sales charges in the amount of 1% of the value of the shares sold or of the net asset value at the time of purchase, whichever amount is lower, will be assessed, however, if certain redemptions are made within one year from purchase. See chapters on "Redemption of Fund Shares" and "Subsequent Sales Charges".

*** Shareowners should consider switching to other Templeton funds only if the respective fund is entitled to sell its shares publicly in Germany, because otherwise significant tax disadvantages may result. An exchange fee in the amount of USD 5 will be assessed for exchange requests by "Market Timers". For more detailed information, see chapter on "Exchange Privilege". **** These expenses may not exceed 0.25% of the annual net assets of the fund (see chapter on "Sales Service Plan"). After a long period of time, these costs, together with the sales charges then in effect, may add up to an amount that exceeds the maximum permissible sales charges which the Fund would be allowed to assess under US law.

C. EXAMPLE:

Based on this example, you can compare the costs associated with an investment in the Fund to the costs associated with an investment in other investment funds.

The example assumes a capital investment valued at USD 10,000 for the given time periods and assumes the sale of your Class A shares at the end of these periods. In addition, it is assumed that the annual return on the Class A shares is 5% and that the operating expenses of the Fund remain unchanged. Although your actual costs could be higher or lower at the time in question, the following costs would be incurred under the aforementioned conditions:

1 YEAR           3 YEARS                   5 YEARS               10 YEARS
708 USD*         990 USD                   1,292 USD             2,148 USD

* Assuming no subsequent sales charges apply.

THIS IS ONLY AN EXAMPLE, WHICH DOES NOT IMPLY ANY STATEMENTS ABOUT PREVIOUS OR FUTURE EXPENSES OR CHANGES IN VALUE. THE ACTUAL EXPENSES OR CHANGES IN VALUE MAY BE HIGHER OR LOWER THAN THOSE GIVEN HERE.

For the sake of clear understanding, it is noted that the sales charges alone are billed to you directly, while the annual operating expenses of the Fund are paid for from its assets and are already taken into account in the determination of the net asset value.





SELECTED FINANCIAL DATA

The overview represents the financial history of the Fund. The following selected financial data have been reviewed by the independent financial statement auditing firm of McGladrey & Pullen LLP for those periods mentioned in the annual report up to August 31, 1999, and by PricewaterhouseCoopers LLP for August 31, 1998. This report is attached to the prospectus. The financial data should be read in conjunction with the other financial statements and associated explanatory notes, which are contained in the annual report for the year ending August 31, 1999. That includes additional information about changes to the value of the Fund.

-------------------------------------------------------------------------------
                     Financial Year ending August 31, 1999


Results per Class A share (called Class I
shares prior to 1/1/1999)
(for one share issued for the entire period)     1999         1998          1997         1996         1995
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year (USD)       6.90        9.53           8.55         8.77         8.24
-------------------------------------------------------------------------------------------------------------
Income from securities operations:
Net investment income (USD)                      0.13        0.16           0.13         0.16         0.11
Net realized and unrealized gains
 (or -losses)(USD)                               0.66       (2.07)          1.77         0.72         0.62
-------------------------------------------------------------------------------------------------------------
Total securities operations (USD)                0.79       (1.91)          1.90         0.88         0.73
-------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income (USD)      (0.11)       (0.13)        (0.13)       (0.12)       (0.11)
Distributions from net realized gains (USD)     (0.18)       (0.59)        (0.79)       (0.98)       (0.09)
Distributions in excess of net realized
  gains (USD)                                      -             -             -            -            -
-------------------------------------------------------------------------------------------------------------
Total distributions (USD)                       (0.29)       (0.72)        (0.92)       (1.10)       (0.20)
-------------------------------------------------------------------------------------------------------------
Net asset value at end of year (USD)             7.40         6.90          9.53         8.55         8.77
-------------------------------------------------------------------------------------------------------------
Total return*                                   11.96      (21.64)        24.20%       11.69%        9.20%

Ratios/supplemental data
Net assets at end of year (USD thousands)   1,060,000    1,275,313     1,881,547    1,544,214    1,447,155
Ratios to average net assets:
   Expenses                                     1.39%        1.27%         1.30%        1.27%        1.36%
   Net investment income                        1.90%        1.69%         1.43%        1.93%        1.32%
Portfolio turnover rate                        14.04%       23.52%        25.60%       32.71%       18.79%
-------------------------------------------------------------------------------------------------------------

** Total return does not include sales charges.

*** This information refers to the purchase and sale of shares. Before financial year 1996, it was not required to report average commissions paid.





INTRODUCTION OF THE EURO

Effective January 1, 1999, shareowners also have the option of making payments to purchase fund shares in Euros or of receiving redemption proceeds in Euros.

Effective January 1, 1999, the payment office accounts has been converted from DM to Euros at the payment offices. Nonetheless, the shareowners will still have the option to make payments to the payment office in DM as well.

With the introduction of the Euro, the official Frankfurt setting of the exchange rate between the DEM and the USD by the Frankfurt Stock Exchange will be discontinued. Therefore, the Fund has decided to centralize the currency exchange of the incoming payment moneys, and it has therefore come to an agreement with the German payment office that it will convert investment amounts entering the payment office account into Euros, and then transfer the Euro amounts to Chase Manhattan Bank. The latter will then perform the currency exchange to USD in the London Currency Exchange.

The account number at the payment office Chase Manhattan Bank for payments in DEM or Euros will be 6111600240 starting January 1, 1999.

PURCHASE OF FUND SHARES

If you would like to purchase shares, please fill out the application form and send it to:

Franklin Templeton Investment Services GmbH
Postfach 111803, 60053 Frankfurt am Main
Mainzer Landstrasse 16, 60325 Frankfurt am Main
Tel.: 0130/738002 (Germany)
Fax: 069/27223141

Franklin Templeton Investment Services GmbH is the Fund's main sales company for Europe, and as of 9/30/1998 it had capital stock of DEM 2.5 million. It has concluded sales agreements with many investment brokers and banks, which enables the latter to broker fund shares independently.

The main sales company is a member of the Damage Compensation System of the Securities Trading Corporations pursuant to the Deposit Security and Investor Compensation Act (ESAEG).

The investment brokers and banks act independently and provide the investor with their own brokerage and/or consulting services. Even if they receive commission payments, the investment brokers and banks are not assistants of the Fund, nor of Franklin Templeton Investment Services GmbH, nor of any other company in the Franklin Templeton Group, nor do they represent the latter in any way. Neither the investment brokers nor the banks are entitled to receive money on behalf of the Fund or on behalf of any company in the Franklin Templeton Group. The Fund and the companies of the Franklin Templeton Group issue only product information.

The Investment Company strongly advises against outside financing for purchases of fund shares, since the investment risk is considerably increased with outside financing. The Investment Company offers its fund shares to the public, but with the exception of a few fund-related life insurance companies, it does not participate in the offering of financial products that are combined with the fund shares.

To the extent that brokers offer such "combination products," the Investment Company, the Investment Administration Company, and the corporations associated with it [sic] do not assume responsibility for these products, unless they have approved them in written form.

In view of the varying cost structures and the taxation of the direct investment in investment funds and the investment in fund-related life insurances, investors are strongly advised to obtain information from their tax and financial advisers as to which investment form is best for them.

If you need help in filling out the request form, please contact your investment broker or Franklin Templeton Investment Services GmbH.

MINIMUM INVESTMENT AMOUNTS

o  Initial investment:
   EUR 2,500, DEM 5,000

o  Subsequent payments:
   EUR 500, DEM 1,000

o  Savings program:
   EUR 150, DEM 300, monthly or quarterly
   (see Savings Program)

o  Withdrawal plan:
   Fund shares equivalent to USD 25,000, monthly withdrawals starting from USD 100 (see Withdrawal Plan)

METHOD OF PAYMENT IN GERMANY

Payment office for transactions in Euro and DM:

Chase Manhattan Bank AG
Gruneburgweg 2, 60322 Frankfurt am Main
Account No. 6111600240, BRN 50110800

Make payments payable to "Templeton Global Smaller Companies Fund, Inc." Under purpose of use, enter the name of the shareowner and the investment account number (for existing accounts) or the application form number (for initial purchase).

In Germany, the payment office will convert the deposited amounts into Euros and immediately forward this amount on the investor's behalf to the transfer agent, or, in case of redemption proceeds, to the investor. The payment office will not assess processing fees from the investor for this service. In the case of redemptions, distributions, and other payments, investors may request payment from the payment offices in Euros or deutsche mark. However, no cash operations are possible at the payment offices.

WIRE TRANSFER
-------------
It is recommended to transfer the investment amount by wire in Euros or DEM to the payment office account. Pre-printed wire transfer vouchers are available. Payments may be made only to the following payment office accounts.

DEPOSIT OF A EURO OR DEM CHECK
---------------------------------
Please make the check out in Euros or DM to Templeton Global Smaller Companies Fund, Inc. and enclose it with your application. Franklin Templeton Investment Services GmbH will immediately forward the checks on behalf of and at the risk of the investor to one of the German payment offices. The respective payment office will convert the investment amount, once it has cleared, into Euros and forward it to the transfer agent. The investment will then be made generally one banking day after crediting to the payment office account. Because of the time delays in the processing of check payments, investors are advised to pay their investment amounts by wire transfer.

DEPOSIT OF A USD CHECK TO ORDER
---------------------------------
The requests may also be sent to Franklin Templeton Investment Services GmbH with a USD check drawn on an American bank and made out to the transfer agent of the Fund, Franklin Templeton Investor Services, Inc. Franklin Templeton Investment Services GmbH will forward these documents to the transfer agent at the risk and on behalf of the investor. If the USD check is not drawn on an American bank, then Franklin Templeton Investor Services, Inc. will first call for the amount. Only when the amount has cleared will the investment be made.

SUBSEQUENT PAYMENTS

Subsequent payments to an already existing shareowner account may be completed in EUR or DEM to the payment office account. The number of the shareowner account at Franklin Templeton Investor Services, Inc. must be noted.

Since the issuing of fund shares is always done under the terms and conditions of the issuing prospectus in effect at the time of issue, shareowners are strongly advised to obtain the currently valid prospectus before making a subsequent payment.

WIRE TRANSFERS IN US DOLLARS

Direct wire transfers in USD are also possible, although the processing banks absolutely must be made aware of the fact that the name and account number, or the name and application number for initial purchases, must be clearly noted. The following account is available for wire transfers in USD:

Payee:
Templeton Global Smaller Companies Fund, Inc.
Account No. 6231400315
Bank of payee:
Chase Manhattan Bank AG, Frankfurt am Main
(Swift Code: CHASDEFX, Telex No. 411625)
Providing coverage through:
The Chase Manhattan Bank NA, New York
(Swift Code: CHASUS33)
Intended use:
Name of shareowner, account number (for existing accounts) or application number (for initial purchases)

Payments in external trade must be reported by the shareowners to the responsible financial institutions pursuant to the External Trade Act. Franklin Templeton Investment Services GmbH has assumed the responsibility to fulfill the required reporting obligations pursuant to the External Trade Act on behalf of the shareowners.

SAVINGS PROGRAM

In Germany, investors have the opportunity to enter into a savings program in which they may make payments toward the purchase of Class A shares on a monthly or quarterly basis.

The minimum amount of a savings installment is EUR 150 or DEM 300 (monthly or quarterly), and no initial payment is required to start the savings program.

In order to provide relief from bank fees for investors and the Fund, the savings program has functioned with collection authorization ever since April 1, 1996 (Germany).

In order to participate in the savings program, an investor must use the application form, or for already existing accounts, a different form, to grant to Franklin Templeton Investment Services GmbH authorization, which is revocable at any time, to debit the stipulated savings amount on the first of each month using a debit item and to transfer it to a fund payment office account. The debit authorization or changes in the total amount to be debited must be received by no later than the 20th of any month in order to be effective in the following month.

The participants in the savings program undertake to maintain a corresponding amount in their bank accounts on the date of the collection of the debit item, and to contest submitted debit items only if the content of the debit item is not covered by the collection authorization.

The sales charges are to be paid only on the actually paid-in savings amounts; costs are not charged in advance.

Investors should be aware that they are acquiring fund shares within the scope of the savings program, the value of which is subject to fluctuation, so that a continual increase in assets may not be achieved under certain circumstances, and under unfavorable circumstances a loss of the savings amounts may even occur. The savings amounts are not protected by a deposit security system, and the achievement of a particular savings goal cannot be guaranteed.

Investors who participate in a savings program will receive quarterly savings plan account statements by mail.

ISSUE OF SHARES

Shares will be issued only after both the application and the investment amount have been received at the registered business office of the transfer agent of the Fund, Franklin Templeton Investor Services, Inc. If the payment is made through one of the payment office accounts, then the amount will be received under normal conditions on the banking day following the day on which the payment was credited to the payment office account. Amounts submitted at Franklin Templeton Investment Services GmbH will immediately be forwarded to the transfer agent by electronic means. The transfer agent shall calculate the number of fund shares in whole units and fractions, which are purchased on the basis of the issue price calculated at the close of the stock exchange day on the New York Stock Exchange which follows the date of receipt of the payment at a payment office, provided that the transfer agent also has the properly filled-out purchase request at this time. Only then will the investors become shareowners of the Fund.

The shareowner will receive by mail a written confirmation of the fund shares purchased by him or her, along with the number of his or her share owner account which is managed by Franklin Templeton Investor Services, Inc. Upon written request, Franklin Templeton Investor Services, Inc. will issue a certificate for all whole shares located in a share owner account. Due to the complex execution in case of the redemption of shares and the risk of loss of the certificate, certificates are strongly advised against.

For issue of shares to banks and institutions, their orders must be received at Franklin Templeton Investment Services GmbH by 4:00 p.m. Frankfurt time on days on which the net asset value of the fund is calculated, in order that under normal circumstances the issue price calculated on this day at the close of business of the New York Stock Exchange can be used as a basis and the shares can be issued. These orders may only be accepted on German banking days, however, and only if a corresponding agreement with Franklin Templeton Investment Services GmbH has been concluded in advance. The banks and institutions will then receive immediately an order execution confirmation by fax with the exact amount of the issue price to be paid. The investment amount shall be due on the third German banking day following the issue of the shares.

Any purchase request may be refused by the Fund or the transfer agent.

The investors undertake to immediately review order confirmations sent to them by mail in order to ensure that the proper posting to the shareowner account of the investor has taken place. The investors undertake, moreover, to inform Franklin Templeton Investment Services GmbH immediately if they have not received an order confirmation within two weeks after submitting a request or making a subsequent payment.

ACCOUNT MANAGEMENT

Accounts may be opened either for an individual owner (individual account) or for several investors together (joint account). Investors are requested to check the appropriate box on the application form.

JOINT ACCOUNTS WITH JOINT REDEMPTION AUTHORITY

In the case of joint account, redemptions may be made only with the signature of all account owners. Please also be sure to pay attention to the terms and conditions presented in the chapter titled "In Case of Death."

JOINT ACCOUNTS WITH INDIVIDUAL REDEMPTION AUTHORITY

In the case of joint accounts with individual redemption authorization, one shareowner alone may execute any redemption of the joint account, including liquidation - even to his or her personal advantage - without the signature or any other prior consent of another shareowner. The Fund is not obligated in any way to inform the other account owner of the fulfillment of instructions to that effect. Therefore, investors should be aware of the risk for misuse of the individual redemption authorization. On instruction by an individual account owner, which is possible at any time, the Fund will change the individual redemption authorization to a joint redemption authorization. Please also be sure to pay attention to the terms and conditions presented in the chapter titled "In Case of Death."

IN CASE OF DEATH

When establishing a joint account, the shareowners authorize the Fund or the transfer agent in case of their death to transfer the shares to the surviving account owners. A transfer to the surviving account owner can generally occur only after presentation of the death certificate. The Fund, the transfer agent, and Franklin Templeton Investment Services GmbH are under no obligation to inform possible heirs about this process or to obtain their instructions. However, if the heir(s) of the deceased account owner revoke(s) the transfer order before the Fund or the transfer agent has been able to carry it out, then the Fund will continue to manage the respective account as a joint account with joint redemption authorization, and accordingly it will fulfill only the joint instructions of the heirs and the surviving account owner. Account owners should therefore take appropriate precautions in their last will and testament. Investors who do not wish to have the account transferred to the surviving shareowner are requested to check the appropriate box on the application form.

In case of death, if it is necessary to clarify the redemption authorization of a shareowner account, the Fund will require presentation of an heir's certificate, grant of probate, or other documents necessary for this purpose. In individual cases, the Fund may at its discretion waive presentation of an heir's certificate or grant of probate, if an effective copy or a notarized reproduction of the testamentary disposition (last will and testament, testamentary contract) is presented along with the associated probate transcript. The Fund shall be entitled to consider the person designated as heir or executor therein as the beneficiary, to allow him or her to make redemptions, and in particular may make payments to that person that constitute release.

This shall not be applicable if the Fund is aware that the person named is not entitled to make redemptions, or if it has not been informed of this due to negligence.

ACCOUNTS FOR MINORS

The establishment of an account in the name of a minor can be done only with the consent of both parents of the minor. Until the minor comes of age, the consent of the guardians or custodians shall also be required for any other transaction with respect to the account.

If one parent exercises sole custody over the minor, then the Fund shall be entitled to request documentation of custody before opening the account or carrying out additional transactions. For this purpose, presentation of, for example, a corresponding judgment of the family or guardianship court may be required.

Upon opening the account, the custodians shall have the option to stipulate that each one of them will have redemption authority over the account. This entitlement may be revoked at any time in written form addressed to the Fund.

The correspondence address of the minor's account until the minor comes of age shall be the address of the first guardian or custody holder mentioned in the request form.

After the minor comes of age, in order to protect against misuse, the Fund may demand before carrying out the first instruction of the account owner that the account owner present a confirmed signature.

COLLECTIVE OBLIGATIONS OF SHAREOWNERS

In order to properly process the shareowner account, the shareowner must immediately report to the Fund any changes to his or her name and address as well as any other changes affecting the account. The content of orders of any kind must absolutely clear. Orders not formulated clearly may result in follow-up inquiries, which can lead to delays that are the responsibility of the placer of the order.

Every shareowner must immediately review the accuracy and completeness of account statements, notices about the execution of orders, and information about anticipated payments, and must immediately raise any objections. This shall also be applicable for outstanding overdue confirmations regarding the processing of operations ordered by the shareowner.

ISSUE PRICE

The issue price to be paid for Class A shares is equivalent to the net asset value per share plus sales charges according to the following table.

SALES CHARGES

                                    Sales  charges  of the Class A shares
-------------------------------------------------------------------------------
Amount of the                   with respect to         with  respect to the net
investment at                   the gross investment    investment (issue price
the issue price                 (issue price)           less sales charges)
--------------------------------------------------------------------------------
Less than USD 50,000                 5.75%                       6.10%

USD 50,000 and above,
but less than USD 100,000            4.50%                       4.71%

USD 100,000 and above,
but less than USD 250,000            3.50%                       3.63%

USD 250,000 and above,
but less than USD 500,000            2.50%                       2.56%

USD 500,000 and above,
but less than USD 1,000,000          2.00%                       2.04%

USD 1,000,000 and above*             none                        none


No sales charges are assessed on purchase for investments of USD 1,000,000 or more, but in case of redemptions within one year, subsequent sales charges in the amount of 1% may be assessed (see chapter on "Subsequent Sales Charges").

In the following, the calculation of the issue price as of August 31, 1998 is explained using an example. The fund assets in the amount of USD 1,338,203,081 less the liabilities in the amount of USD 17,418,088 result in net assets of the fund of USD 1,320,784,933, of which a share of USD 1,275,313,000 was comprised of the Class A shares. These net assets divided by the number of Class A shares issued as of August 31, 1998 (184,892,028) resulted in a net asset value per Class A share of USD 690, which corresponded to the reacquisition price on that day. The net asset value per Class A share plus the sales charges of 6.10% (USD 0.42) resulted in the issue price per Class A share of USD 7.32.

Up to 100% of sales charges may be paid to Franklin Templeton Investment Services GmbH and/or to such persons, banks, and other establishments as have brokered the purchase of the fund shares.

SUBSEQUENT SALES CHARGES

If no sales charges were paid upon purchase of the Class A shares, because the investment total exceeded the amount of USD 1 million or because a declaration of intent for such an investment was supplied, a sales charge may be assessed subsequently if the purchased shares are wholly or partially redeemed within 12 months. The period shall commence on the last day of the month in which the respective shares were purchased. If shares valued at more than USD 1 million are already held, even the shares purchased thereafter without sales charges may be subject to a subsequent sales charge if they are sold within 12 months. The subsequent sales charges shall be equivalent to 1% of the value of the redeemed shares or their net asset value at the time of purchase (whichever amount is lower).

Meanwhile, shares which are not subject to subsequent sales charges will be redeemed first. Afterwards, shares which are subject to subsequent sales charges will be redeemed in the order of their purchase dates.

Unless otherwise stipulated, in the case of orders to redeem a certain dollar (or Euro or DM) amount through the redemption, the subsequent sales charge payable will be covered by the cashing in of additional shares. In the case of orders by which a certain number of shares is redeemed, any subsequent sales charges are deducted from the redemption proceeds.

Subsequent sales charges will be waived for account fees, exchange operations, redemption of shares for which a waiver of sales charges was applicable, for reacquisitions by the Fund if an account balance falls below the required minimum level, for redemptions due to the decease of the share owner or financial beneficiary, for redemptions within the scope of a withdrawal plan set up prior to February 1, 1995, namely up to the amount of 1% monthly, 3% quarterly, 6% semiannually, or 12% annually of the net asset value of an account depending on the frequency of withdrawal within the scope of this plan, for redemptions if the investment total was USD 1 million or more and the registered adviser/broker waived his or her commission at the time of purchase.

For certain payments in connection with American old-age pension plans, subsequent sales charges will likewise be waived.

CUMULATIVE QUANTITY DISCOUNT

The reduced sales charges according to the sales charge table are also applicable on a cumulative basis. In the determination of the sales charges due, namely, the current net asset value or the net asset value paid at the time of purchase (whichever is higher) of the Class A shares already held by the investor, his or her spouse, his or her children under 21 years of age, and his or her grandchildren under 21 years of age, even in other Franklin Templeton Funds, is added into the current investment amount in the investor's favor. If the investor is the individual owner of a corporation, then the shareowner accounts held by the corporation may also be included. The same applies to the pension plan accounts of this business owner, which, however, are not currently offered in Germany.

Since in Germany only some of the American Franklin Templeton funds are registered for public sale, investors should contact Franklin Templeton Investment Services GmbH in case of uncertainty.

The main sales company aims to help investors benefit from the most favorable sales charges. However, it can only be ensured that the investor will receive the correct reduction if he or she or the investment broker requests the discount in completing the investment and provides the necessary information allowing the determination that the purchase may be eligible for the reduction in sales charges. The conditions regarding the cumulative quantity discount may be changed or canceled at any time.

DECLARATION OF INTENT

Even for investments within the scope of a declaration of intent, investors may claim the reduced sales charges, if they have declared their intent to invest a certain sum within a period of 13 months in Class A shares of the Fund and/or (in Germany) of the Templeton Growth Fund, Inc. Forms for this purpose are available through Franklin Templeton Investment Services GmbH. The amount of the sales charges shall be determined based on the declared target sum. The initial investment must amount to at least EUR 2,500 or DEM 5,000 (in Germany) or 5% of the intended target sum.

The following terms and conditions are applicable to declarations of intent:

Shares purchased with the first 5% of the target sum are subject to fiduciary safekeeping, in order to ensure the payment of higher sales charges in case the intended target sum is not actually reached. The shares held under fiduciary safekeeping will therefore be automatically reacquired in order to make up the difference from the higher sales charges, if necessary. The shares under fiduciary safekeeping can certainly be traded, but they cannot be redeemed until fulfillment of the declaration of intent or the payment of the higher sales charges.

A share purchase that is not made within the scope of a declaration of intent from the outset may be taken into account in a later declaration of intent, if the latter occurs within 90 days after the respective share purchase. Shares purchased more than 90 days prior to the declaration of intent will be added in towards the fulfillment of the declaration of intent. However, no subsequent reduction of the sales charges can be claimed for these shares.

Redemptions that the shareowner makes within the period of 13 months will be deducted from the sum of the purchases for the purpose of determining whether or not the conditions of the declaration of intent have been fulfilled.

If the declaration of intent is not fulfilled within 13 months, a subsequent calculation of the sales charges will be made, in accordance with which a corresponding number of the shares under fiduciary safekeeping will be sold. In case of a sale of all shares or an exchange of all shares into shares in funds of the Luxembourg Templeton Global Strategy Fund, the declaration of intent shall expire and a subsequent calculation of the sales charges shall occur.

PURCHASES AT NET ASSET VALUE

For purchases at net asset value, an additional form must be submitted along with the purchase application, which can be obtained from the company's home office.

Investors who transact the following reinvestments in Class A shares with 365 days will not pay sales charges:

1) Reinvestments of dividends and price yield distributions from a Franklin Templeton fund, although this privilege is applicable only with respect to the American Franklin Templeton funds, of which in Austria only the Templeton Growth Fund, and in Germany also the Templeton Global Smaller Companies Fund, is registered for public sale.

2) Reinvestments of redemption proceeds from shares in American Franklin Templeton funds, provided that sales charges were originally paid. A share exchange is not viewed as a redemption for these purposes. Subsequent sales charges are not waived if subsequent sales charges were due at the time of sale for the shares to be reinvested. For every subsequent sales charge paid in the preceding redemption, shares are credited to the account at the current value in relation to the reinvestment sum; however, a new calculation period will begin. The above rules are not applicable to savings plans.

     If the redemption proceeds were immediately invested in a Certificate of Deposit with a Franklin bank, then they may be reinvested under the aforementioned conditions. The reinvestment must occur within 36 days after the maturity of the Certificate (including any renewals).

3) Reinvestments of dividend and capital gains distributions from real estate investment trusts (REITs) which are sponsored or administered by Franklin Properties, Inc.

4)   American annuity accounts for certain groups.

5)   Certain American pension plans with Franklin Templeton funds.

6) Reinvestments of redemption proceeds from Class A shares of Franklin Global Strategy Funds. Potential subsequent sales charges will not be waived if equivalent fees were payable at the time of purchase on the shares to be reinvested. For every subsequent sales charge paid during the reacquisition in progress, shares are credited to the account at the current value; however, a new calculation period will begin.

The following investor groups will not pay sales charges in the purchase of Class A shares, although in cases of doubt Franklin Templeton Investment Services GmbH will decide on the applicability of exceptions at its own discretion.

1) Fund shares may be purchased at net asset value from banks and securities service companies with moneys for which they possess exclusive and free-handed investment authorizations and which they hold as trustees, agents, advisers, depositary bank, or in similar capacity. Minimum regulations, which can be requested at Franklin Templeton Investment Services GmbH, are applicable to such purchases.

2) Fund shares may also be acquired at asset value by governmental establishments. Such investors should consult with their legal departments in order to determine whether - and to what extent - the shares of the fund represent legally permissible investments, and get in touch with Franklin Templeton Investment Services GmbH for more detailed information.

3) Certain brokers/dealers who have entered into a supplemental agreement with the company's home office on the authority ofcustomers who have claim to discounts.

4)   Governmentally approved dealers or brokers at their own expense.

5) Employees of investment brokers and associated companies and their family members pursuant to the internal regulations of therespective employers.

6) Managing employees, trustees, directors, and full-time employees of the Franklin Templeton Funds or of the Franklin Templeton Group, as well as their family members, pursuant to the respective guidelines in effect.

7) Investment companies which exchange shares or sell assets in connection with a merger, take-over, or exchange offer.

8)   Accounts administered by the Franklin Templeton Group.

9) Certain open investment funds (unit investment trusts) as well as their shareowners who wish to reinvest their fund distributions.

10)  Certain group savings plans which are offered to old-age pension plans.

11)  Chilean old-age pension plans which fulfill the terms and conditions below.

12) German insurance companies which publicly sell life and pension insurance policies or fund-related insurance policies in Germany and have entered into a corresponding agreement with Franklin Templeton Investment Services GmbH.

13) Qualified investment advisers who purchase the shares through investment brokers who have entered into an agreement with Franklin Templeton Investment Services GmbH.

Shares may also be purchased at net asset value by participants in certain American old-age pension programs and groups.

Old-age pension programs which do not qualify as such under American regulations are subject to further conditions. The fund can stipulate these further conditions in special agreements with investment brokers.

The investment company reserves the right to discontinue these further conditions in the purchase of shares at any time.

REDEMPTION OF FUND SHARES

The shares shall be redeemed at the redemption price at no charge if the shareowner sends a request which is "in good order" to the transfer agent. "In good order" means that the REACQUISITION ORDER must fulfill the following criteria:

1.   The ORDER must be sent in written form to:
         -----
     Franklin Templeton
     Investment Services GmbH
     Postfach 111803, 60053 Frankfurt am Main
     Mainzer Landstrasse 16, 60325 Frankfurt am Main
     Tel.: 0130/738002 (Germany)
     Fax: 069/27223141

     which shall forward the order immediately to the transfer agent by electronic means.

2. The signatures of the shareowner(s) to be affixed to the reacquisition order must be identical to the signatures on the investment application form. In order to protect the shareowners, Franklin Templeton Investment Services GmbH may insist at its discretion in individual cases on a bank-confirmed signature of the shareowner(s). Shareowners must understand that a reacquisition order already submitted cannot be executed until this/these bank-confirmed signature(s) are received at Franklin Templeton Investment Services GmbH.

     In the request, either the number of shares or the dollar amount must be stated for which the reacquisition is requested. If a Euro or DM amount is stated, then the dollar amount will be calculated based on the exchange rate in effect on the London Currency Market on the date of conversion.

     In the United States, special requirements may apply for signature confirmations, about which information is available from the German service company or the transfer agent.

3. If certificates were issued for the respective shares, then they must be attached to the request form.

4. If the shares for which reacquisition is planned are registered to an estate, a bank, a foundation, a trustee, or a guardian, or to a capital corporation or partnership, documents must be attached which, in the opinion of Franklin Templeton Investment Services GmbH, make apparent the authorization of the signer(s) of the request, and/or which must fulfill all relevant legal regulations. Franklin Templeton Investment Services GmbH will provide more detailed information.

The reacquisition request can also be addressed directly to Franklin Templeton Investor Services, Inc. while maintaining the aforementioned terms and conditions. However, in that case it must be written in ENGLISH.

The reacquisition price is the net asset value of the shares which is calculated right after the reacquisition order is received in good order by the transfer agent. The payment of the reacquisition price, that is the sending of the reacquisition proceeds, is normally done by check in US dollars within seven days after the receipt of the complete reacquisition order. The check will be sent by airmail to the registered address of the shareowner (or to another address provided by him or her).

However, investors may have the reacquisition proceeds wire-transferred to the bank account named in the request form or the reacquisition order. Investors will incur no charges for this.

Since transfers usually cause shorter delays than sending reacquisition proceeds by check, investors are advised to select repayment by wire-transfer.

Please note on the request form or on the reacquisition order that a disbursement by wire-transfer is desired.

In the case of order placement by fax to Franklin Templeton Investment Services GmbH by 4:00 p.m. Frankfurt time on days on which the net asset value of the fund is calculated, under normal circumstances the reacquisition price is calculated on this day at the close of business on the New York Stock Exchange. However, these orders can only be accepted on German banking days. Nonetheless, the payment will be held back until the original is received by Franklin Templeton Investment Services GmbH.

In Germany, investors may demand payment through the payment office in Euro or DEM for redemption proceeds, distributions, and other monetary payments. In these cases the depositary bank will have the currency exchange and forwarding of the redemption proceeds handled through Chase Manhattan Bank in London.

The Fund may forcibly reacquire the shares of an investor if the net asset value of these shares is less than USD 500 as long as this is not due to fluctuations in the value of the investor's shares. Moreover, the fund may forcibly reacquire shares from investors who have neglected to submit to the Fund a certified tax identification number or such other tax certifications as the Fund requires. By means of a reacquisition notice sent by airmail to the registered address of the investor, a date will be provided which shall be no less than 30 days after the date of sending, and the shares will then be reacquired at the net asset value in effect at the close of business on the date mentioned, unless the investor purchases additional shares in order to raise the total value of the account to USD 500 or more and/or provides a certified tax identification number (or other information requested by the Fund). The reacquisition proceeds will be sent to the investor by check to his or her registered address.

WITHDRAWAL PLAN

Shareowners may stipulate a program for systematic withdrawals ("withdrawal plan") and receive regular payments of USD 100 or more from their account monthly, quarterly, semi-annually, or annually. Such a shareowner must maintain fund shares in the Fund with an equivalent value of at least USD 25,000. No service charges are assessed for stipulating or carrying out the plan. The distribution of realized price gains and dividends to the account of the shareowner must be reinvested in additional shares at the net asset value.

The payments are made by reacquiring shares at the asset value of the day in order to make up for the stipulated withdrawals. This day is generally around the 25th of the month. If the 25th of the month falls on a Saturday, Sunday, or holiday, then the reacquisition will take place on the next business day. As of July 1, 1998, the equivalent value of the withdrawals may be sent according to the investor's choice either in the form of a USD check directly from Franklin Templeton Investor Services, Inc., St. Petersburg, Florida, or as a wire-transfer in EUR or DEM; however, even in this case the withdrawal amount must be stated in USD. If a Euro or DM amount is given nonetheless, then the dollar amount of the withdrawal will be calculated based on the exchange rates in effect at the London Currency Exchange at the time of conversion. Since wire-transfers generally cause shorter delays than sending checks, investors are advised to select payment by wire-transfer. No fees will be charged to investors for this. Please note on the request form that payment by wire-transfer is desired.

The reacquisition of shares may reduce the number of and ultimate use up the shares posted in the shareowner account, if the withdrawals exceed the value of the shares acquired through dividends and distributions. This can occur especially in the case of a drop in price. If not enough shares are posted on the date of the stipulated distribution, no payment will be made within the scope of the plan, but rather the account will be closed and the remaining balance will be sent to the shareowner in a US check. The payments within the scope of the withdrawal plan may not be viewed as genuine profit or income, because part of the payment may have the character of a refund of the invested capital.

The maintenance of a withdrawal plan with simultaneous purchase of additional fund shares would be disadvantageous because of the sales charges to be paid on additional purchases. Shareowners should not normally make additional investments under USD 5,000 or three times the annual withdrawals.

The withdrawal plan may be canceled by written notice of termination from the shareowner or the Fund, and shall end automatically if all shares are reacquired or withdrawn from the account, or if the Fund is notified of the death or legal incapacitation of the shareowner. As long as a withdrawal plan exists, share certificates cannot be issued.

EXCHANGE PRIVILEGE

Class A shares of the Templeton Global Smaller Companies Fund, Inc. may be exchanged at no charge for Class A shares of other American Franklin Templeton funds whose shares are authorized for public sale in the share owner's country of residence, and the exchange shall be based, namely, on their respective net asset values per share at the time of the exchange. If the shares to be turned in are subject to a subsequent sales charge and the exchange occurs within the calculation period, then the shares in the new fund will now be subject to the subsequent sales charge. If shares in the account from which the exchange is to be made are subject to a subsequent sales charge, then those shares will be exchanged first which are not subject to the charge. If their number is not sufficient, then the shares subject to subsequent sales charge will be exchanged in the order of their purchase.

The request may be made by an informal letter in German to Franklin Templeton Investment Services GmbH.

Exchange operations are subject to the minimum investment terms and conditions of the individual funds, and sales charges are generally not charged, if they were already paid for the original investment, and no higher sales charges are applicable to the new fund.

Shareowners who would like to exchange shares should first request and read the latest prospectus of the fund whose shares they would like to turn in.

Shareowners should also keep in mind that an exchange is legally viewed as a sale and purchase of shares, so that, for example, tax considerations should be kept in mind.

If you (1) apply for an exchange out of the Fund although you only just exchanged into the Fund two weeks before, (2) exchange out of the Fund more than twice in a year, or (3) exchange shares valued at more than USD 5 million or with an equivalent value of more than 1% of the net assets of the Fund, then your exchange request may be refused or only partially accepted. Shares which are held or controlled jointly by several shareowners will be added for these purposes. If you exchange shares in the manner described above, then you will be considered a "Market Timer." In the case of exchange orders by Market Timers, if they are accepted they will incur a charge of 5 USD.

Since disproportionately high share turnover can adversely affect the performance, the business activity, and the shareowners of the Fund, the Fund may refuse any exchange order if the Fund is of the opinion that (1) the Fund is placed at a disadvantage or is no longer able to invest its assets effectively, or (2) the Fund receives or anticipates such a large number of orders at once that they will produce a significant impact on the share price.

The exchange privilege may be canceled or modified with advance notice of 60 days.

The proceeds from the redemption of fund shares are generally not available prior to the 5th business day after the redemption. The funds into which you would like to exchange your shares may postpone the issue of shares based on an exchange until the 5th business day. The redemption of fund shares within the scope of an exchange is carried out at the net asset value calculated at the end of the business day on which the exchange request was received in good order. Please keep in mind that even in the case of exchange requests, Franklin Templeton Investment Services GmbH may, in individual cases at its own discretion, insist on a bank confirmation of the signature(s), and in these cases the exchange request will be processed only after the bank-confirmed signature(s) have been received.

INVESTMENT GOAL AND INVESTMENT POLICY

The investment goal of the fund is long-term capital growth, which it seeks to achieve through investment in ordinary shares and similar securities including call options, stock warrants, and preferred shares of smaller companies in various countries of the world, including emerging markets. This investment goal is a fundamental policy of the Fund that cannot be amended without the consent of the shareowners.

The achievement of an investment goal by the Fund cannot be guaranteed.

The Fund is allowed to invest without restriction in American and non-American securities. It is allowed to invest 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. It is allowed to invest up to 5% of its total assets in securities issued by a single company or a single government. It is allowed to invest any portion of its assets in US government securities. The Fund is allowed to invest in any branch of industry, but it will not concentrate its investments in any one branch of industry (i.e., it will not invest more than 25% of its total assets there).

The Fund is allowed to invest up to 10% of its total assets in securities for which only a restricted market exists.

The Fund is not limited to investments in securities admitted for trading on a stock exchange, and it may also purchase securities the sale of which is subject to some restrictions based on contractual stipulations. The Fund could maintain all of its assets in deposits, but because of its investment goals it will not do so.

The investment policy of the Fund is based on the conviction that the investment opportunities in today's world change very rapidly, namely not only in the comparison of companies or industries, but also from one national economy to another. Therefore, the fund looks for good investment opportunities in all types of securities issued by companies and governments of all countries, regardless whether they are developing or industrialized countries. Under normal circumstances, the Fund will distribute at least 65% of its total assets among issuers from at least three different countries (including the United States). Depending on the current market situation, the Fund will invest up to 35% of its assets in securities including debt instruments.

SMALLER COMPANIES. Smaller companies are defined as those that, based on market capitalization, are counted among the lowest 20% of the company shares publicly traded in the United States. In keeping with its investment goal, the Fund intends to invest 75% of its assets in issuers whose individual market capitalization (at the time of the purchase) places them in the category of companies which represent the lowest 20% of the total market capitalization of the companies whose shares are listed in US stock exchanges or are traded in the NASDAQ system of electronic price quotation. On the basis of the latest US share valuations these companies generally have an individual market capitalization between USD 50 million and 1 billion. In connection with the aforementioned 75% investment strategy, the administrative board has adopted a business policy that no securities will be bought from companies whose market capitalization is over USD 1 billion. This investment policy may be changed by the board of directors at any time without the consent of the share owners.

Since the fund can apply this American yardstick globally, it may lead in some developing countries to the fact that the fund invests in companies which by that standard appear to be smaller companies but which are among the largest based on their market capitalization.

DIVIDEND SECURITIES entitle the owner to participate in the operating profits of a company, since dividends on income of the company are distributed to the holders. They encompass ordinary shares, preferred shares, convertible debenture bonds, stock warrants, and comparable rights.

In the selection of these dividend securities the investment administration company analyzes individual companies and does not limit itself to particular branches of industry or economic regions. The investment administration company concentrates on the market price of the shares of a company in relation to the long-term profit potential that exists, in its opinion. The historical share prices of a company including the price profit ratio, the profit margins, and the liquidation value are likewise taken into account.

DEBT INSTRUMENTS represent the obligation of the issuer to pay back a loan, while ordinarily interest must also be paid. Debt instruments include debenture bonds, commercial paper, time deposits, prime banker's acceptances, and structured investments.

The investment company may invest both in appraised and unappraised debt instruments. Independent appraisal agencies evaluate debt instruments on the basis of their estimation of the financial performance capacity of the issuer. Generally speaking, a lower evaluation indicates a greater investment risk.

The Investment Company is also allowed to purchase unappraised debt instruments that it considers to be of comparable quality. Currently, the Investment Company does not have the intention to invest more than 5% of its total assets in securities that are classified by S&P lower than BBB or by Moody's lower than Baa.

Depositary Receipts. The Investment Company also invests in American, European, and global depositary receipts. Depositary receipts are certificates that are normally issued by a bank or a trust company and that give the holder the right to receive securities that American and other companies have issued.

INVESTMENT TECHNIQUES

The Fund is allowed to use various investment techniques, which are described in detail below.

DEFENSIVE INVESTMENTS

If the investment administration company is of the opinion that the securities markets and economies are undergoing significant fluctuations or extended downward movements or other unfavorable circumstances, then the assets of the Investment Company may be invested in a defensive manner. Under these conditions, the Investment Company may invest up to 100% of its assets in: (1) debenture bonds of companies located in any given country, (2) debenture bonds of the US government or its subordinate corporations or of other governments,
(3) short-term fixed deposits with banks (maturity within 60 days), (4) commercial paper, and (5) pension operations with banks and securities dealers.

PENSION OPERATIONS

In general and for a number of reasons, among others in order to wait for a purchase opportunity or for defensive purposes, the Fund will keep a portion of its assets in bank balances and similar easily accessible investments. In order to earn income with this portion of the assets, the Fund may enter into pension operations with certain banks and securities dealers.

Within the scope of these pension operations, the Fund will agree to buy a debenture bond of the US government from the other party and to sell this security back to the other party within a short period of time (generally less than seven days) at a higher price. The bank or the securities dealer are obligated to transfer to the Fund's depositary bank securities valued at a minimum of 102% of the dollar amount which the Fund invests in each pension operation.

SHORT-TERM INVESTMENTS AND TURNOVER RATE

The Fund invests with the goal of long-term capital growth and does not place any emphasis on short-term speculative profits. Consequently, the Fund anticipates a turnover rate of the securities held by it of less than 50%, even though this turnover rate may be higher or lower as a function of the market environment. A turnover rate of less than 50% means that during a single year less than half of the asset values of the fund were changed.

INVESTMENT RESTRICTIONS

The Fund has imposed the following investment restrictions on itself as fundamental principles. These restrictions cannot be changed without the consent of a majority of the securities of the Fund in circulation and bearing voting rights. This requires the consent of (1) more than 50% of the shares of the Fund in circulation or (2) 67% or more of the Fund shares whose owners are present at a general assembly of the share owners, at which more than 50% of the outstanding shares are personally in attendance or represented by a proxy, depending on whichever number is smaller. The Fund is prohibited from:

1. investing more than 5% of the total assets in the securities of a single issuer (this does not apply to US government securities);

2. investing in real estate or mortgage liens (but the Fund is allowed to invest in market-listed securities that are secured by real estate or participation in real estate); investing in other open investment companies (except in connection with a merger, combination, take-over, or restructuring); investing in participations (except for public issues of debt instruments or "equity stock interests") in exploration or development programs for the production of oil, gas, or other natural resources; purchasing or selling commodity forward contracts or - as a business policy approved by the administrative board - investing in closed investment companies.

3. purchasing or holding securities of a company in which administrative board members or senior managers of the Fund or of the investment administration company individually hold more than 0.5% or cumulatively hold more than 5% of the securities of this company.

4. purchasing more than 10% of a class of securities of one company, including more than 10% of its shares in circulation bearing voting rights, or investment in a company in order to exercise controlling rights or management duties.

5. acting as an underwriter; issuing privileged securities; purchasing on a margin basis or undertaking short sales; entering into, buying or selling puts, calls, straddles, or spreads.

6. granting loans, with the exception of a tranche of publicly offered obligations, debenture bonds, promises of payment and other debt instruments; however, the Fund is allowed to purchase US government securities with simultaneous agreement by the seller to buy them back within up to seven days at the original purchase price plus accrued interest.

7. accepting outside funds unless it is done in order to reacquire or purchase its shares for the purpose of collection, and even then only as a temporary measure and only up to 5% of the value of its total assets; encumbrance of its assets except as security for a temporary acceptance of outside funds, and even then only if 10% of its total assets are not exceeded and the administrative board provides its consent by a resolution. The Fund shall not mortgage its assets or encumber them with third-party rights to the extent that the percentage of the mortgaged assets plus the issue surcharge exceeds 10% of the issue price of its shares.

8. investing more than 5% of its total assets in securities of issuers who have pursued their business for less than three years running.

9. investing more than 5% of its total assets in call options, regardless of whether they are listed on the NYSE or the AMEX, and more than 2% of its total assets in call options which are not listed on these stock exchanges. However, call options which are purchased in so-called "units" or which are part of the underlying security do not fall under these restrictions.

10. investing more than 10% of its total assets in securities with restricted trade capacity, securities with narrow markets (which the Fund may not be able to sell at the current market rate), or those which for other reasons cannot be quickly liquidated at a current market rate that is easily calculable.

11.  investing more than 25% of its total assets in a single branch of industry.

12. investing in "letter stocks" (shares that can be issued only on the basis of a "special letter" from the US Securities and Exchange Commission) or in securities for which sales restrictions exists based on a take-over agreement.

13. participating in a general deposit with joint or joint and several liability.

Currently, the Fund has imposed on itself a further investment restriction, which however may be modified further without the consent of the share owners. According to this restriction, the Fund may not invest more than 5% of its total assets in securities that are evaluated by Standard & Poor's at under BBB or by Moody's at under Baa.

The Fund may also be subject to the investment restrictions imposed in other countries in which the Fund sells its shares.

The Fund has obligated itself to the "State Securities Commission" in the US that it will not invest more than 5% of its total assets in non-liquid securities.

In the event of a bankruptcy or other extraordinary circumstances affecting a certain security held by the Fund, the Fund may receive shares, real estate, or other investments that the Fund would not have been able or willing to purchase. In such a case, the Fund will sell the respective investment as quickly as the profit interest of the investors allows.

In principle, the restrictions mentioned above are applicable when the Fund makes an investment. In most cases, the Fund is not obligated to sell a security because circumstances have changed and the security no longer meets one or more of these restrictions.

If a percentage restriction was met at the time of the investment, a later failure to meet or stay within that percentage due to a change in value of the portfolio securities or a change in the amount of the assets shall not be deemed a violation of one of the above restrictions.

With the exception of the above investment restrictions Nos. 10 and 11, none of the provisions contained herein should be understood to mean that the Fund is prohibited from purchasing securities based on call options granted to the Fund by the issuer, but such purchases may not be made if they would have the result that the Fund would no longer be an investment company with legal risk distribution pursuant to the Investment Company Act of 1940. Foreign companies often issue additional share capital in the form of call option offers to existing shareholders at a rate that is below the market rate of the shares. The failure to exercise these options would lead to a dilution of the Fund's participation in the issuing company. Therefore, an exception is applicable in cases in which the limits set in an investment policy or investment restrictions would otherwise be exceeded by the exercise of the options or have already been exceeded as a result of the fluctuations of the market value of the Fund's portfolio securities.

RISKS

GENERAL RISKS

The shareowners should keep sight of the fact that all investments entail risk and that no guarantee can be provided that the investment goals of the Fund will be achieved. The Fund will endeavor to reduce investment risks by the distribution of its investments, but the possibility of loss of the investment remains. As with any investment in securities, the value and income of the Fund's investments may rise or fall depending on a variety of factors, and thus the value of the fund shares will also change. In this way, the shareowner participates in the fluctuations in the value of the securities belonging to the Fund.

Finally, the exchange rate of the US dollar to the DM was subject in the past to major fluctuations and can therefore markedly influence the investment result. In the future, this risk can also be applicable to the exchange rate of the US dollar to the Euro. The Fund is not conceived of as a complete investment program for the entire assets of an investor.

RISKS OF INVESTMENT IN NON-US SECURITIES

The value of US and non-US securities is influenced by general economic conditions and the earnings prospects of individual companies and branches of industry. While, on the one hand, non-US securities offer considerable profit opportunities, they also bring additional risks, which increase the Fund's risk of loss. These risks are significantly greater for investments in emerging markets, and even the investment in depository receipts carries risks, which are described in greater detail below.

The political, economic, and social structures of some countries in which the Fund invests can be considerably less stable and more subject to fluctuation than those of the United States of America. The risk of investment in such countries includes the possibility that currency controls will be introduced, expropriations will occur, or limitations with respect to the transfer of currencies or other investments. Investments might be nationalized or punitive taxation might be imposed.

Furthermore, less information about issuers is available to the public in many countries, than is the case for companies in the United States. The financial markets and financing services of many countries are less developed than those in the United States or other important economic regions. Therefore, uniform balance sheet accounting, auditing and accounting rules do not always exist, and the supervision of the financial markets is less developed. Non-US securities markets have significantly less trading volume than the markets in the United States, which results in a lower liquidity and higher volatility than is the case in the United States.

Although the fund is not allowed to invest more than 10% of its total assets in securities with a restricted market, the restricted liquidity has adverse effects on the ability of the Fund to sell securities if the Fund needs liquidity or must react to a specific economic event. In addition, it is more difficult for the Fund to obtain a market price for these securities based on current trading, for the evaluation of the portfolio.

The transaction costs for non-US securities are generally higher than in the United States. The processing and settlement procedures may be less developed, which could lead to delays that could impact the liquidity of the fund investments. The Fund may experience greater difficulties in the exercise of voting rights and other shareholder rights. Even the lodging of appeals and obtaining of court decisions in non-US courts in relation to non-US investments can be burdened with greater difficulties than would be the case in the courts of the United States.

EMERGING MARKETS

Some of the countries in which the Fund is allowed to invest, for example, Russia, and certain Asian and eastern European countries, are designated as emerging markets. Investments in such markets are subject to all the risks of a foreign investment in general, and are additionally burdened with increased risks resulting from the defective legal, economic, and social structures of these markets.

Investments in companies which have their registered office in developing countries can be exposed to greater risks than investments in industrial countries.

These risks encompass (i) less political, social, and economic stability; (ii) the currently limited size of the markets for these securities and the currently low or non-existent trade volume, which results from a lack of liquidity and a greater price volatility; (iii) some internal political views which can limit the Fund's investment opportunities, including restrictions in investments of issuers or industries which are considered sensitive with regard to internal political interests; (iv) foreign taxation; (v) the absence of developed legal structures determining private or foreign investments which make possible legal protection against violations of private property; (vi) the absence in many developing countries, until recently, of capital market structures or a market-oriented economy; (vii) the possibility that economic developments which were still favorable until recently could slow down or reverse themselves in some developing countries due to political or social events.

In addition, some countries in which the Fund invests have experienced extremely high inflation, in some cases even over several years. Inflation and rapid fluctuations in inflation rates have already had, and could have in the future, negative effects on the economy of these countries.

The Fund can invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities.

INVESTMENTS IN RUSSIA

Investment in Russian companies carries a large degree of risk and makes it necessary to give special consideration which is normally not associated with investment in US securities markets, and these investments are to be viewed as highly speculative. These risks include: (a) delays in the settlement of portfolio transactions and the risk of loss due to the Russian system of share registration and safekeeping; (b) the risk that under certain circumstances it might be impossible or more difficult than in other countries to obtain and/or enforce a court judgment; (c) the pervasiveness of corruption and crime in the Russian economic system; (d) fluctuations in the exchange rate and the lack of currency rate hedging instruments; (e) higher inflation rates (including the risk of social unrest during periods of hyperinflation); (f) controls of foreign investments and local practices that disadvantage foreign investors, restrictions on the repatriation of the invested capital, gains, and dividends, as well as the ability of the Fund to exchange local currencies for USD; (g) the risk that the Russian government or other bodies in the executive or legislative branches could resolve no longer to support the economic reform programs introduced after the dissolution of the Soviet Union, but rather to set off in a radically different political and/or economic direction to the detriment of the investors, including a policy which is not market-oriented and which promotes certain economic sectors at the expense of other sectors or of the investors, or the return to the planned economy which existed before the dissolution of the Soviet Union; (h) the risk of investment in securities which are considerably less liquid and in issuers which have significantly less market capitalization than securities and issuers in developed markets; (i) the difficulty in obtaining accurate market evaluations for many Russian securities, which is due in part to the restricted public availability of information; (j) the financial situation of Russian companies including the companies' high indebtedness to one another, which can lead to a payment crisis at the national level; (k) the dependence on exports with the corresponding significance of international trade; (l) the risk that the Russian tax system will not be reformed so that non-uniform, retroactive, and/or extremely high taxes are demanded; and (m) potential difficulties in identifying the purchasers of securities which are counted among the assets of the Fund, because of the underdeveloped character of the securities markets; (n) the possibility that planned laws will restrict the scope of foreign investments in certain industries, which would reduce the investment opportunities in Russia; (o) the risk that planned laws will give Russian courts the sole jurisdiction over particular legal disputes between foreign investors and the Russian government, so that such legal disputes could not be settled before an internationally recognized arbitration court of a third-party country; (p) the difficulty of obtaining information about the financial position of Russian issuers in view of the different publicity obligations and auditing standards for Russian companies.

There is little historical data about Russian securities markets, because they are relatively new and a large portion of the securities transactions in Russia are processed privately outside the stock exchanges. Because of the recent formation of the securities markets and the underdeveloped condition of the banking and telecommunications systems, there are considerable risks for the settlement, charging, and registration of securities transactions. The ownership of shares (except for shares kept safe in safekeeping offices that fulfill the provisions of the 1940 Act) results from the entries in the share register of the company and is normally documented by excerpts from the share register or by formal share certificates. However, there is no central registration system for shareholders; these services are provided by the companies themselves or by registration offices scattered across Russia. These registration offices are not necessarily subject to effective government oversight, and it is possible that the Fund could lose its registration through fraud, negligence, or simple error. Either by its own effort or through a depositary bank or other agent who will inspect the share register, or by requesting share register excerpts, the Fund will endeavor to ensure that its participations remain properly registered, but such excerpts can be legally sued for, and it is possible that subsequent illegal changes or other fraudulent actions rob the Fund of its ownership rights or dilute its interests. Moreover, while the valid Russian regulations indeed hold the registration offices liable for losses caused by their errors, it may be difficult for the Fund to enforce its rights against the registration office or the issuer of the securities if the share registration is lost. Although a public business enterprise in Russia with more than 500 shareholders is legally required to convey the management of its share register to an independent body which fulfills certain criteria, this regulation has not always been strictly followed in practice. Because of this lack of independence, the management of a company may exercise considerable influence on who may buy and sell the shares of the company, in that it may illegally instruct the registration office to refuse to register transactions in the share register. This practice may prevent the Fund from investing in securities of particular Russian companies which the investment administration company considers suitable. In addition, this could have the consequence that the sale of securities of Russian companies by the Fund is delayed if a particular buyer is viewed as unwelcome, which could cause the Fund to suffer potential losses from the investment.

RISK OF INVESTING IN SMALLER COMPANIES

In the past, smaller companies have been subject to greater fluctuations in value than larger companies. This is especially true for shorter periods of observation. Some of the reasons for the greater fluctuations in value were the less certain growth prospects of smaller companies, the lower liquidity of the markets for their securities, and the stronger effects of changing economic environmental conditions on smaller companies.

In addition, the management at smaller companies may be less differentiated; they may have difficulties financing their growth; and finally they may develop or sell new products for which markets do not yet exist and, under unfavorable conditions, will not develop.

For these reasons, among others, smaller companies may indeed offer greater profit opportunities, but they also present correspondingly greater risks of loss than large companies. Investment in such companies should therefore be considered speculative.

MARKET, CURRENCY, AND INTEREST-RATE RISKS

General market developments in each country in which the Fund has invested may potentially diminish the value of the securities belonging to the Fund in the respective country, and may also diminish the value of the fund shares in the Fund. The investments of the Fund may be denominated in non-US currencies, so that changes in the exchange rate of these currencies to the US dollar may affect the value of the investments of the Fund and therefore also the price of the fund shares. To the extent that the Fund holds debt instruments, changes in the interest rates in the respective countries in which the Fund has invested will affect the value of the fund assets and thus the value of the price of the fund shares. A rise in interest rates, which often occurs in times of inflation or a growing economy, will likely reduce the nominal value of the debt instruments, which will have a negative influence on the value of the fund shares. In addition, it must be kept in mind that individual and global share markets, interest rates, and exchange rates have been subject in the past to sometimes dramatic fluctuations. These fluctuations will probably appear in the future as well at unexpected times.

CREDIT AND ISSUER RISK

The investments of the Fund in debt instruments are subject to credit risks. That is the risk that the issuer of a debt instrument is not able to make interest payments and to repay the loan in a timely fashion, and the debt instrument can therefore come into default. The Fund can invest up to 10% of its total assets in overdue debt instruments. The purchase of overdue debt instruments leads to considerable additional risks such as the loss of the entire investment, if the issuer is unable to restructure or reorganize the interest payment and repayment of the capital.

DESCRIPTION OF INVESTMENT OPERATIONS AND ASSOCIATED RISKS

DEBT INSTRUMENTS

The market value of the debt instruments fluctuates in general with changes in the interest rates and the financial position of the individual issuers. In times of falling interest rates, the value of the debt instruments will increase in general. In times of rising interest rates, on the other hand, the value of the debt instruments will generally fall. These changes in the market value are reflected in the net asset value of the Fund.

Since the Fund can invest up to 5% of its assets in debt instruments which are rated by Moody's under Baa or by Standard & Poor's under BBB, these debenture bonds have little creditworthiness. Such securities can come into payment default and show characteristics which put the capital sum or the interest in jeopardy. Debenture bonds which are rated by S&P at CCC are considered speculative all in all. These securities will possess certain quality and protection characteristics, but these are outweighed by far by the great uncertainties or higher risks which can arise under unfavorable conditions.

Although they can offer higher returns than more highly-rated securities, low-rated or unrated debt instruments are generally associated with greater price fluctuations and risks for the capital sum and the income, which also includes the possibility that the issuers of these securities may come into payment default or bankruptcy. In addition, the markets in which low-rated or unrated debt instruments are traded are more narrow than those in which the more highly-rated securities are traded. The existence of narrow markets for certain securities can restrict the ability of the Fund to sell the securities at a reasonable price, either in order to fulfill reacquisition requests or to react to certain economic events, such as the deterioration of the creditworthiness of the issuer. A reduced liquidity of the secondary markets for certain low-rated or even unrated debt instruments can also make it difficult for the Fund to obtain precise market rates for the purpose of evaluation the Fund's portfolio. The market rates of many low-rated or even unrated securities are generally obtainable from only a limited number of dealers and may not necessarily represent firm offers by these dealers or the current sales prices.

Negative publicity and the perceptions of investors may reduce the value and liquidity of low-rated instruments regardless of whether they are based on thorough analysis or not, especially in a market in which there is very little activity. The analysis of the creditworthiness of the issuers of low-rated debt instruments may be more complicated than in the case of issuers of more highly-rated securities, and, depending on the scope of investments in low-rated debt instruments, the opportunities of the Fund to achieve its investment goal may be more reliant on an analysis of their creditworthiness than would be the case in the Fund were to invest in more highly-rated securities.

Low-rated debt instruments may be more sensitive to actual or supposed economic and competitive conditions than is the case with first-class investment securities. It has been found that the prices of low-rated debt instruments react less sensitively to interest rates fluctuations that more highly-rated investment securities, but more sensitively to an economic downturn or to individual corporate developments. If an economic downturn or a period of rising interest rates is anticipated, this may lead, for example, to a price drop of the low-rated debt instruments, because the onset of a recession reduces the ability of companies with lots of outside capital to pay the capital amounts and interest on their debt instruments. If the issuer of low-rated debt instruments comes into payment default, the Fund may incur additional costs when it wants to regain its money.

The Fund may separate out interest on high-interest-bearing debenture bonds which are structured as zero-coupon bonds or "pay-in-kind" securities, and post it as profits, even if it does not receive cash payments until the maturity date or payment date of the security. In order to qualify for the more favorable tax treatment which tax-favored investment companies enjoy, the Fund must essentially distribute the entirety of its gains to the share owners (see "Supplemental Information on Distributions and Taxes"). Thus it may happen that the Fund must sell its portfolio securities under unfavorable conditions in order to get hold of liquid funds to comply with the distribution regulation.

REPURCHASE AGREEMENTS

Repurchase agreements are contracts in which the buyer of a security undertakes along with the purchase to sell the security back to the seller at a contractually stipulated price on a contractually stipulated date. Within the scope of a repurchase agreement, the seller is obligated to set aside the market value of the securities falling under the buy-back arrangement, which cannot be less than the buy-back price (at least 102% of the market price). Templeton Investment Counsel, Inc. will monitor the value of these securities daily to determine whether their value is equivalent to or in excess of the buy-back price. Repurchase agreements may be associated with risks if the seller comes into payment default or becomes insolvent, and the Fund could be subjected to delays or restrictions in its attempt to sell the underlying securities. The Fund will enter into buy-back arrangements only with parties which meet the criteria for creditworthiness which the Board of Directors of the Fund has set up, namely banks or brokers/dealers for which, according to the determinations of Templeton Investment Counsel, Inc., no serious risk exists that they will become involved in a bankruptcy proceeding within the period of time over which the buy-back arrangement extends.

STRUCTURED INVESTMENTS

The issuers of debt instruments in which the Fund is allowed to invest include corporations which are founded and operated for the sole purpose of structuring the investment properties of various securities. These corporations are normally established by investment banking firms which receive fees in connection with the establishment of such corporations and the placement of their securities. This kind of restructuring encompasses the deposit of certain debt instruments with a corporation, which consists of a capital company or a trust, or their sale by the corporation and the issuing of one or more classes of securities (structured investments) by this corporation, which are covered by the underlying debt instruments or represent participations in them. The cash flow from the underlying debt instruments may be allocated to the newly issued, structured investments in order to create securities with various investment characteristics such as different terms, payment priorities, or interest rates. The scope of the payments which are made toward structured investments depends on the scope of the cash flow from the underlying debt instruments. Since structured investments of the type in which the Fund is planning to invest normally do not involve credit rating scales, the credit rating risk is generally that of the underlying debt instrument.

The Fund is allowed to invest in a class of structured investments which is or is not subordinated to the payment claim of another class. Subordinate structured investments normally bring higher returns and involve greater risks than non-subordinate structured investments. Although a purchase of subordinate structured investments by the Fund would have similar economic effects to the assumption of a loan on the underlying debt instruments, the purchase is not considered to be the assumption of a loan for the purposes of the restrictions which exist regarding the scope of the fund assets which can be used for the assumption of loans.

GENERAL INFORMATION

INQUIRIES

Please address inquiries to:

Franklin Templeton Investment Services GmbH
Postfach 111803, 60053 Frankfurt am Main
Mainzer Landstrasse 16, 60325 Frankfurt am Main
Tel.: 0800/0738002 (Germany)
Fax: 069/27223120


INVESTMENT ADMINISTRATION COMPANY

The investment administrator of the Fund is Templeton Investment Counsel, Inc.
Broward Financial Center
Fort Lauderdale, Florida 33394-3091
USA

Templeton Investment Counsel, Inc. ("TICI"), a joint-stock corporation with shareholder equity of USD 2,301,512 as of 9/30/1999, is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a market listed company doing business through its subsidiaries in the financial services industry. Charles B. Johnson and Rupert H. Johnson, Jr. are the major shareholders in Resources.

TICI administers the assets of the Fund and makes the investment decisions. TICI also offers similar services to other funds.

TICI and the companies associated with it administer a total of more than USD 218 billion. The Templeton organization has made global capital investments since 1940. TICI and the companies associated with it have branch offices in Argentina, Australia, the Bahamas, Brazil, British Virgin Islands, Canada, China, Cyprus, France, Germany, Great Britain, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Scotland, Singapore, South Africa, Spain, Taiwan, and the United States.

TICI's analysts use a disciplined, long-term approach with value-oriented global and international capital investments. Securities are sought out for the fund assets on the basis of a thorough analysis of the companies. For different assets and customers, numerous different selection methods are used, and many of these are changed and improved in that the investment administrator develops further refined selection methods.

PORTFOLIO MANAGEMENT:

Since June 1997, Peter A. Nori has been the head portfolio manager of the Fund. Mr. Nori is a senior vice-president of the investment administration company. He completed his studies at the University of San Francisco with a B.S. and also holds an M.B.A. from this university. He is a government-accredited analyst and a member of the Association for Investment Administration and Analysis. Mr. Nori came to Franklin in 1987 and completed the Franklin Management Training Program before he turned to researching investments as a share analyst in 1990, at the same time becoming the co-portfolio manager of a Franklin fund. In 1994, Mr. Nori joined the Templeton organization as a research analyst and specialized in smaller companies. Mr. Nori currently administers several independent accounts and pension plan products. He holds the responsibility for global research in the areas of steel and data processing, and he is also responsible for Austria.

Simon Rudolph is a senior vice president of the investment administration company. He holds a B.A. in the history of economics from Durham University in England, he is an accredited tax consultant and a member of the Institute of Accredited Tax Consultants in England and Wales. Mr. Rudolph has been working as a securities analyst since 1996. Before he came to the Franklin Templeton organization in 1997, he was a managing director at Morgan Stanley responsible for the analysis of continental European insurance companies. Currently, Mr. Rudolph is responsible for researching the shipping industry, small Asian companies, and is responsible for India.

Tucker Scott is a vice president of the investment administration company. He has been a manager of the Fund since October 1999. Before he came to the Franklin Templeton group in 1996, he worked for Aeltus Investment Management.

INVESTMENT ADMINISTRATION AGREEMENT

The investment administration agreement provides that the investment administration company shall only then be liable to the Fund or to the share owners of the Fund for appraisal errors, legal mistakes, or losses from investments undertaken, or for other actions or omissions in the fulfillment of its obligations within the scope of the investment administration agreement, or for losses or damages resulting from exchange control measures of a government which affect the liquidity of the assets items of the Fund, or for actions or omissions of depositary banks or securities deposits, or through war or political actions of foreign governments which might affect these asset items, if intentionally culpable action, bad faith, or gross negligence on the part of the investment administrator, or a gross neglect of its obligations within the scope of the investment administration agreement exists. The investment administration agreement shall end automatically in the event that it is assigned, and may be terminated at any time with observance of a 60 day notice period without payment of a contractual penalty, if the majority of the administrative board members of the Fund then holding office or the majority of the fund shares in circulation (as defined in the Investment Companies Act of 1940) have agreed to it.

CONSULTING FEE

The Fund shall pay a fee to the investment administration company as compensation for its services. For the financial year ending August 31, 1999, 0.75% of the average daily net assets of the Fund were paid as a consulting fee. Every class pays its respective share of the consulting fee. The total costs incurred by the Class A shares, including the fees paid to the investment administration company as of August 31,1999 were equivalent to 1.39% of the average daily net assets of the Fund.

As of the end of the financial years 1999, 1998, and 1997, on August 31 of each year, USD 9,202,670, USD 13,469,024, and USD 13,090,483 were paid to the investment administration company.

DESCRIPTION OF SHARES/SHARE CERTIFICATES

Shares of the respective classes represent a proportionate participation in the assets of the Fund; with respect to matters affecting the Fund overall, they have the same voting rights and other rights and privileges as the shares of every other class. About issues that affect one class exclusively, only share owners in the affected class may cast votes. Every class will vote separately about issues (1) which exclusively affect their class, (2) about which separate voting must take place pursuant to German federal law, and(3) about which separate voting must take place pursuant to the 1940 Act.

The Fund has a non-cumulative voting right. That means that the owners of more than 50% of the shares participating in a vote are able to elect of all administrative members [sic]. In that event, the owners of the remaining shares with voting rights will not be able to appoint an administrative board member.

The Fund usually does not issue certificates for purchased shares. Share certificates representing full shares (but no fractions of shares) will be issued only at the express request of the share owner, which must be sent in writing to the transfer agent. No charge is assessed for the issue of a certificate for all or some of the shares acquired with a single order. However, it should be kept in mind that the replacement of lost or destroyed certificates will be possible only in exchange for an indemnity bond, for which the share owner must generally pay a premium in the amount of 2% or more of the certificates to be replaced.

SHARE OWNER MEETINGS

The Fund is not required by law to hold annual general meetings of the share owners, so that it is allowed to forego these. The Fund will convene extraordinary general meetings of the share owners if it is requested to do so by share owners holding at least 10% of the fund shares in circulation. Moreover, the Fund is obligated to assist in the communication among share owners in connection with the convening of share owner meetings in which voting is to take place about the recall of members of the Board of Directors.

DISTRIBUTIONS

The distributions of the Fund are comprised of income dividends and distributions of realized price gains. The Fund generally earns income in the form of dividends, interest, and other income from its investments. This income less the operating expenses of the Fund represent its net income from asset investments, from which income dividends may be distributed. Therefore, the amount of the dividends distributed per share may fluctuate in every distribution. In addition, the Fund may achieve price gains or losses in connection with the sale or other disposition of its portfolio securities.

The distributions are normally paid in October and (if necessary) in December, and represent the entirety - or basically the entirety - of the net income of the Fund from financial investments and the net realized price gains. The Fund does not pay "interest" and does not guarantee a particular return on the invested capital.

Before the purchase of fund shares, the effect of the dividends or realized price gains which are ascertained but not yet paid should be carefully weighed. Dividends or realized price gains, which are distributed after a share owner has purchased shares shortly before the closing date, reduce the net asset value of the shares by the sum of the dividends or distribution. The entirety or a portion of such dividends or distributions are subject in general to taxation although they represent in effect a capital repayment.

By reinvesting the distributed price gains, dividend distributions or both, you can purchase additional Class A shares (namely, without the assessment of sales costs or subsequent sales charges). In Germany, shares in the Templeton Growth Fund can also be purchased under the same conditions.

However, you can also receive price gain and dividend distributions in the form of a USD check.

In order to select one of these options, please fill out the enclosed request form or inform your investment broker which option you have decided in favor of. If we do not receive instructions from you, we will reinvest the dividend and price gain distributions automatically in Class A shares of the Fund.

Checks in USD are sent by airmail to the registered address. The amounts of checks which have not been accepted by the recipient and which have been returned to the Fund will be reinvested for the account of the share owner at the net asset value which is calculated next after the receipt of the check by the transfer agent, in full shares or fractions. Later distributions will be automatically invested in additional full or fractional shares at the asset value of the day on which the reduction in dividends is undertaken.

DEPOSITARY BANK

The Chase Manhattan Bank
Metro Tech Center
Brooklyn, New York 11245, USA

functions as the depositary bank for the asset items of the Fund, which are kept safe at the headquarters of the depositary bank and at its branch offices and agencies throughout the world. The depositary bank has entered into agreements with non-US sub-depositary banks, to which the administrative board has given its consent pursuant to Rule 17f-5 of the 1940 Act. The depositary bank, its branch offices, and the sub-depositary banks within the United States - and often outside the United States - will not generally keep the certificates of the securities deposited with them but rather they will maintain bookkeeping records with US and non-US securities deposits, which in turn will maintain bookkeeping records with the transfer agents of the securities issuers.

The shareholder equity of the depositary bank as of 12/31/1999 was about USD
18.93 billion.

The depositary bank shall receive the following annual custodial fees for its services:

CANADIAN AND US SECURITIES:
0.02% calculated on values of USD 1 billion
0.0175% on values of USD 1 billion to USD 2 billion
0.015% from USD 2 billion to USD 5 billion
0.0125% on values beyond that

FOREIGN (NON-US) SECURITIES:
0.08%  on values up to USD 1 billion
0.07%  on values over USD 1 billion

SECURITIES OF EMERGING MARKETS:
0.03% (Mexico) - 0.05% (other countries)

CASH MANAGEMENT FEE:
USD 10,000

In addition, the depositary bank will receive a reimbursement for its expenses. These fees will be subject to periodic reviews by the contract parties.

MANAGEMENT COMPANY

Franklin Templeton Service, Inc.
500 East Broward Boulevard
Fort Lauderdale, Florida 33394-3091

is a wholly-owned subsidiary of Franklin Resources, Inc. and has made certain administrative systems and services available to the Fund since October 1, 1996, which have included paying the salaries of executive officers, establishing and maintaining books and records, preparing tax declarations and financial reports, and checking to make sure that the regulations of monitoring agencies are observed.

For its services, the management company receives a monthly fee, which corresponds to an annual rate of 0.15% of the average daily net assets of the Fund up to USD 200 million, 0.135% of the average daily net assets from USD 200 million to USD 700 million, 0.10% of the average daily net assets from USD 700 million to USD 1.2 billion, and 0.075% of the average daily net assets over USD
1.2 billion.

As of the end of the financial years 1999, 1998, and 1997, on August 31 of each year, the Fund paid USD 1,495,267, USD 1,921,902, and USD 1,884,048 in management fees.

The shareholder equity of Franklin Templeton Services, Inc. on its date of establishment, September 30, 1997, was USD 1,000.


FUND MANAGEMENT

The Fund's business is managed by the Board of Directors. The Board of Directors appoints the executive officers of the Fund, who are responsible for day-to-day business. The Board of Directors ensures that no conflicts between the various classes of shares arise. In that type of unexpected event the Board of Directors would immediately take appropriate steps to eliminate such conflict.

Following are the names, addresses, major activities over the past five years, and additional data regarding the members of the Board of Directors and the most important executive officers of the Fund:

HARRIS J. ASHTON
191 CLAPBOARD RIDGE ROAD, GREENWICH
CONNECTICUT 06830
AGE 67
MEMBER OF THE BOARD OF DIRECTORS

Member of the Board of Directors of RBC Holdings, Inc. (a bank holding corporation) and Bar-S Foods (a meat-packing company); Member of the Board of Directors or Trustee of 47 Investment Companies of the Franklin Templeton Group of Funds; former President, Chief Executive Officer and Chairman of the Board of the General Host Corporation (Kindergartens and Workmen Training Facilities) until 1998.

NICHOLAS F. BRADY *
16 NORTH WASHINGTON STREET
EASTON, MARYLAND 21601
AGE 69
MEMBER OF THE BOARD OF DIRECTORS

Chairman of Templeton Emerging Markets Investment Trust PLC; Chairman of Templeton Latin America Investment Trust PLC; Chairman of Darby Overseas Investments, Ltd. (an investment firm), from 1994 to present; Member of the Board of Directors of the Templeton Global Strategy Funds; Member of the Board of Directors of Amerada Hess Corporation, Christiana Companies Inc. and the H.J. Heinz Company; Member of the Board of Directors or Trustee of 19 investment companies of the Franklin Templeton Group of Funds; former Secretary of the United States Treasury Department (1988-1993) and Member of the Board of Directors of Dillon, Read & Co., Inc. (an investment bank) prior to 1988.

HARMON E. BURNS
777 MARINERS ISLAND BLVD.
SAN MATEO
CALIFORNIA 94404
AGE 54
MEMBER OF THE BOARD OF DIRECTORS AND VICE PRESIDENT

Vice Chairman, Member of the Office of Chairman and Member of the Board of Directors of Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services Inc.; Executive Vice President of Franklin Advisers, Inc.; Executive officer and/or Member of the Board of Directors of other subsidiaries of Franklin Resources, Inc.; Member of the Board of Directors of Franklin Investment Advisory Services Inc. and Franklin Templeton Investor Services, Inc.; Executive officer and/or Member of the Board of Directors or Trustee of 51 investment companies of the Franklin Templeton Group of Funds.


S. JOSEPH FORTUNATO
PARK AVENUE AT MORRIS COUNTY
P.O. BOX 1945
MORRISTOWN
NEW JERSEY 07962-1945
AGE 67
MEMBER OF THE BOARD OF DIRECTORS

Member of the legal firm of Pitney, Hardin, Kipp & Szuch; Member of the Board of Directors or Trustee of 49 investment companies of the Franklin Templeton Group of Funds.

JOHN. WM. GALBRAITH
360 CENTRAL AVENUE
SUITE 1300
ST. PETERSBURG
FLORIDA 33701
AGE 78
MEMBER OF THE BOARD OF DIRECTORS

President of Galbraith Properties, Inc. (an investment company for private clients); Member of the Board of Directors of Gulf West Banks, Inc. (a bank holding company) from 1995 to present; Member of the Board of Directors or Trustee of 18 investment companies of the Franklin Templeton Group of Funds; former Member of the Board of Directors of the Mercantile Bank (1991-1995); Vice Chairman of Templeton, Galbraith & Hansberger Ltd. (1986-1992) and Chairman of Templeton Funds Management, Inc. (1974-1991).

ANDREW H. HINES, JR.
ONE PROGRESS PLAZA, SUITE 290
ST. PETERSBURG
FLORIDA 33701
AGE 76
MEMBER OF THE BOARD OF DIRECTORS

Advisor to the Triangle Consulting Group; Executive-in-Residence of Eckerd College (from 1991 to present); Member of the Board of Directors or Trustee of 20 investment companies of the Franklin Templeton Group of Funds; former Chairman and Member of the Board of Directors of the Precise Power Corporation (from 1990-1997); Member of the Board of Directors of Checkers Drive-In Restaurant, Inc. (from 1994-1997); Chairman of the Board of Directors and Chief Executive Officer of the Florida Progress Corporation (1982-1990) and Member of the Board of Directors of several of its subsidiaries.

CHARLES B. JOHNSON *
777 MARINERS ISLAND BLVD.
SAN MATEO
CALIFORNIA 94404
AGE 66
MEMBER OF THE BOARD OF DIRECTORS AND VICE PRESIDENT

Chairman of the Board of Directors, Chief Executive Officer, Member of the Chairman's Office, and Member of the Board of Directors of Franklin Resources, Inc.; Chairman of the Board of Directors and Member of the Board of Directors of Franklin Advisers, Inc. and of Franklin Investment Advisory Services Inc.; Vice President of Franklin Templeton Distributors, Inc.; Member of the Board of Directors of Franklin Templeton Investor Services, Inc. and Franklin Templeton Services Inc.; Executive officer and/or Member of the Board of Directors or Trustee of most other subsidiaries of Franklin Resources, Inc. and of 48 investment companies of the Franklin Templeton Group of Funds.

BETTY P. KRAHMER
2201 KENTMERE PARKWAY
WILMINGTON
DELAWARE 19806
AGE 70
MEMBER OF THE BOARD OF DIRECTORS

Member of the Board of Directors or Trustee of various citizens' groups; Member of the Board of Directors or Trustee of 19 investment companies of the Franklin Templeton Group of Funds and former economic analyst for the United States government.

GORDON S. MACKLIN
8212 BURNING TREE ROAD
BETHESDA, MARYLAND 20817
AGE 71
MEMBER OF THE BOARD OF DIRECTORS

Member of the Board of Directors of Fund American Enterprises Holdings, Inc., Martek Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc. (biotechnology), SpaceLab Inc. (space travel services) and Real 3D (software); Member of the Board of Directors or Trustee of 47 investment companies of the Franklin Templeton Group of Funds; former Chairman of the White River Corporation (financial services); Hambrecht and Quist Group (investment bank) and President of the National Association of Securities Dealers, Inc.

FRED R. MILLSAPS
2665 NE 37TH DRIVE
FORT LAUDERDALE
FLORIDA 33308
AGE 70
MEMBER OF THE BOARD OF DIRECTORS

Manager of the Private Client Investments Department (from 1978 to date); Member of the Board of Directors of several companies and organizations of a non-business nature; Member of the Board of Directors or Trustee of 20 investment companies of the Franklin Templeton Group of Funds; former Chairman and Chief Executive Officer of the Landmark Banking Corporation (1969-1978); Financial Vice President of Florida Power and Light (1965-1969); Vice President of the Federal Reserve Bank of Atlanta (1958-1965).

CHARLES E. JOHNSON
500 EAST BROWARD BLVD.
FORT LAUDERDALE
FLORIDA
AGE 43
PRESIDENT

President  and  Member  of the  President's  Office  and Board of  Directors  of
Franklin Resources, Inc.; Senior Vice President of Franklin Templeton Distributors, Inc.; President and Member of the Board of Directors of Templeton Worldwide, Inc.; Chairman and Member of the Board of Directors of Templeton
Investment Counsel, Inc.; President of Franklin Advisers Inc. and Franklin Investment Advisory Services Inc.; Executive Officer and/or Member of the Board of Directors of the other subsidiaries of Franklin Resources, Inc., and Executive Officer and/or member of the board of directors or Trustee of 32 investment companies of the Franklin Templeton Group of Funds.


MARK G. HOLOWESKO
LYFORD CAY
NASSAU, BAHAMAS
AGE 39
VICE PRESIDENT

President of Templeton Global Advisors Limited; Chief Investment Officer for the Global Equity Group; Executive Vice President and Member of the Board of Directors of Templeton Worldwide, Inc.; Executive officer of 19 investment companies of the Franklin Templeton Group of Funds and former Investment Manager of the Roy West Trust Corporation (Bahamas) Limited (1984-1985).

RUPERT H. JOHNSON, JR.
777 MARINERS ISLAND BLVD.
SAN MATEO 94404
CALIFORNIA
AGE 59
VICE PRESIDENT

Vice Chairman, Member of the Chairman's Office and Member of the Board of Directors of Franklin Resources, Inc.; Executive Vice President and Member of the Board of Directors of Franklin Templeton Distributors, Inc.; Member of the Board of Directors of Franklin Advisers, Inc. and Franklin Investment Advisory Services Inc.; Senior Vice President of Franklin Advisory Services LLC; Member of the Board of Directors of Franklin Templeton Investor Services, Inc.; Executive officer and/or Member of the Board of Directors or Trustee of most other subsidiaries of Franklin Resources, Inc. and of 51 investment companies of the Franklin Templeton Group of Funds.


DEBORAH R. GATZEK
777 MARINERS ISLAND BLVD.
SAN MATEO
CALIFORNIA 94404
AGE 51
VICE PRESIDENT

Senior Vice President and General Counsel of Franklin Resources, Inc.; Senior Vice President of Franklin Templeton Services Inc. and of Franklin Templeton Distributors, Inc.; Executive Vice President of Franklin Advisers, Inc.; Vice President of Franklin Advisory Services LLC and Franklin Mutual Advisers LLC; Vice President and Head of Legal Department and Chief Operating Officer of Franklin Investment Advisory Services, Inc. and Executive Officer of 52 investment companies of the Franklin Templeton Group of Funds.

MARTIN L. FLANAGAN
777 MARINERS ISLAND BLVD.
SAN MATEO
CALIFORNIA 94404
AGE 39
VICE PRESIDENT

President and Member of the Office of the President of Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer of Franklin Templeton Investor Services Inc. and Franklin Mutual Advisers LLC; Executive Vice President, Chief Financial Officer and Member of the Board of Directors of Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer of Templeton Investment Counsel Inc.; Executive Vice President and Chief Financial Officer of Franklin Advisers Inc.; Chief Financial Officer of Franklin Advisory Services LLC and Franklin Investment Advisory Services, Inc.; President and Member of the Board of Directors of Franklin Templeton Services Inc.; Executive Officer and/or Member of the Board of Directors or Trustee of 51 investment companies of the Franklin Templeton Group of Funds.

JOHN R. KAY
500 EAST BROWARD BLVD.
FORT LAUDERDALE
FLORIDA 33394-3091
AGE 59
VICE PRESIDENT

Vice President of Templeton Worldwide, Inc.; Deputy Vice President of Franklin Templeton Distributors, Inc.; Executive officer of 24 investment companies of the Franklin Templeton Group of Funds; former Vice President and Controller of the Keystone Group, Inc.

ELIZABETH M. KNOBLOCK
500 EAST BROWARD BLVD.
FORT LAUDERDALE
FLORIDA 33394-3091
AGE 44
VICE PRESIDENT - COMPLIANCE

General Counsel, Company Secretary and Senior Vice President of the Templeton Investment Counsel, Inc.; Senior Vice President of Templeton Global Investors, Inc.; Executive officer of 23 investment companies of the Franklin Templeton Group of Funds; former Vice President and Associate General Counsel of Kidder Peabody & Co. Inc. (1989-1990); Assistant General Counsel of Gruntal & Co., Inc.
(1988); Vice President and Associate General Counsel of Shearson Lehman Hutton Inc. (1988); Vice President and Assistant General Counsel of E.F. Hutton & Co. Inc. (1986-1988); Special Advisor to the Investment Management Department of the Securities and Exchange Commission (1984-1986).

JAMES R. BAIO
500 EAST BROWARD BLVD.
FORT LAUDERDALE
FLORIDA 33394-3091
AGE 45
TREASURER

Auditor; Senior Vice President of Templeton Worldwide, Inc., Templeton Global Investors Inc. and Templeton Funds Trust Company; Executive officer of 20 investment companies of the Franklin Templeton Group of Funds; former Senior Tax Advisor at Ernst & Young (Auditor, 1977-1989).

BARBARA J. GREEN
500 EAST BROWARD BLVD.
FORT LAUDERDALE
FLORIDA 33394-3091
AGE 52
SECRETARY

Senior Vice President of Templeton Worldwide, Inc. and Templeton Global Investor Inc.; Executive officer of 19 investment companies of the Franklin Templeton Group of Funds; former Deputy Director of the Investment Management Department, First Assistant and Senior Advisor to the Chairman, Legal Advisor to the Chairman, Special and Legal Advisor to the American Securities and Exchange Commission (1986-1995); Attorney-at-Law at Rogers & Wells; Senior Court Officer at the U. S. District Court (District of Massachusetts).

* NICHOLAS F. BRADY, HARMON E. BURNS AND CHARLES B. JOHNSON ARE "CO-INTERESTED PARTIES" IN THE FUND, AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940, WHICH LIMITS THE NUMBER OF CO-INTERESTED PARTIES WHO MAY BE MEMBERS OF A FUND'S BOARD OF DIRECTORS. CHARLES B. JOHNSON IS A CO-INTERESTED PARTY BECAUSE OF HIS INVOLVEMENT IN FRANKLIN RESOURCES, INC. AND HARMON E. BURNS IS A CO-INTERESTED PARTY BECAUSE OF HIS POSITION WITH FRANKLIN RESOURCES INC. THE STATUS OF MR. BRADY AS CO-INTERESTED PARTY RESULTS FROM HIS BUSINESS ASSOCIATION WITH FRANKLIN RESOURCES INC. AND TEMPLETON GLOBAL ADVISORS LIMITED. MR. BRADY AND FRANKLIN RESOURCES INC. ARE BOTH PARTNERS WITH LIMITED LIABILITY OF THE LIMITED PARTNERSHIP DARBY OVERSEAS PARTNERS, L.P. ("DARBY OVERSEAS"). MR. BRADY INCORPORATED DARBY OVERSEAS IN FEBRUARY 1994 AND IS THE CHAIRMAN AND STOCKHOLDER OF THE UNLIMITED LIABILITY CORPORATION OF DARBY OVERSEAS. ADDITIONALLY, DARBY OVERSEAS AND TEMPLETON GLOBAL ADVISORS LIMITED ARE LIMITED LIABILITY PARTNERS IN THE LIMITED PARTNERSHIP DARBY EMERGING MARKETS FUNDS, L.P. THE OTHER MEMBERS OF THE BOARD OF DIRECTORS OF THE FUND ARE NOT CO-INTERESTED PARTIES I.E. INDEPENDENT MEMBERS OF THE BOARD OF DIRECTORS AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940.

CHARLES B. JOHNSON AND RUPERT H. JOHNSON JR. ARE BROTHERS AND THE FATHER AND UNCLE, RESPECTIVELY, OF CHARLES E. JOHNSON.

The preceding list shows the executive officers and Members of the Board of Directors who are associated with Franklin Templeton Distributors Inc. and Templeton Global Advisors Limited. Non-associated Members of the Board of Directors and Mr. Brady presently receive an annual lump sum professional fee and/or fees for participating in Directors' Meetings and Committee Meetings. Accordingly the Fund presently pays the independent Members of the Board of Directors and Mr. Brady annual compensation of $8,000 as well as a fee of $ 400 for each meeting of the Board of Directors they attend and their share in a flat-rate fee of $2,000 for each meeting of the Auditors Committee that they attend. As explained above, some of the non-associated Members of the Board of Directors also serve as Members of the Board of Directors, Trustees, or Managing General Partners of other investment companies of the Franklin Templeton Group of Funds. They may receive fees from these funds for their services.

INSTITUTIONAL INVESTORS

For institutional investors there are additional methods for purchasing, redeeming, or exchanging fund shares. Detailed information is available from Franklin Templeton Investment Services GmbH.

ACCOUNT STATEMENTS

The share owner accounts are opened according to the registration instructions of the share owner. Movements in the account, for example additional investments and reinvestments of dividends, are confirmed by regular account statements from Franklin Templeton Investor Services, Inc. Copies of account statements less than three years old will be provided on request at no charge. For copies of account statements dated more than three years prior to the receipt of the request by the transfer agent, a charge of up to USD 15 per account will be assessed.

NET ASSET VALUE

CALCULATION OF NET ASSET VALUE
The net asset value of each class of shares in the Fund is calculated at the close of business (usually 4:00 p.m., New York time) every day on which the New York Stock Exchange is open for business, in that the value of the securities assets of the Fund plus the liquid funds and other asset items (including accumulated interest and dividend claims) and less all liabilities (including deferred costs) is divided by the number of shares in circulation and rounded up or down to the nearest whole cent. In determining the total net assets of the Fund, cash and accounts receivable are estimated at their realizable sum. Interest is posted as accumulated interest and dividends on the date of listing ex dividends.

In determining the total net assets of the Fund, cash and accounts receivable are estimated at their realizable sum. Interest is posted as accumulated interest and dividends on the date of listing ex dividends. Portfolio securities which are quote [sic] on a securities exchange or on the NASDAQ National Market System and for which quotations are easily available, are appraised at the last quoted sales price of the day, or if no sales were reported, between the last quoted bid and asked prices. Portfolio securities traded over the counter are estimated between the last quoted bid and asked prices. Portfolio securities which are traded both over the counter and in stock exchanges are appraised in conformity with the broadest and most representative market, the TGAL.

Securities trading in European and East Asian stock exchanges and over-the-counter markets is normally concluded before the NYSE closes, on every day on which it is open. Trading in European and East Asian markets does not occur in general, or in one or more countries, on every business day of the NYSE. Furthermore, in various foreign markets trading occurs even on days which are not business days for the NYSE and on which the net asset value of each class is not calculated. Thus the calculation of the net asset value of each class does not occur at the same time as the determination of the prices of various portfolio securities which go into the calculation, and when events occur which significantly affect the value of these foreign securities, these securities are estimated at their reasonable value determined by management and approved on good faith by the Board of Directors.

In general, trading in industrial bonds, US government securities, and money market securities ends every day at various times prior to the fixed close of business of the NYSE. The value of these securities, which is used to calculated the net asset value of every class, is determined at these times. Occasionally, events may occur between the times at which the value of these securities is determined and the fixed close of business of the NYSE, which affect the value of these securities and which have not been taken into account in the calculation of the net asset value of each class. If events occur during this time span which significantly affect the value of these securities, then the securities will be estimated at their reasonable value which is set in good faith by the Board of Directors.

Other securities for which quotations are easily available are appraised at their current market value, which can be obtained from an appraisal service and is based on a number of factors, including the most recent trading, the size of the institutional trading in comparable kinds of securities (taking into account the returns, risks, and terms), and or developments in connection with special issues. Securities and other asset items, the current market value of which is not easily available, are estimated at their reasonable value determined according to procedures approved by the Board of Directors. With the consent of the Board of Directors, the Fund is allowed to use an appraisal service, a bank, or securities dealers to fulfill the functions described above.

The outlays of the Fund are borne by the share classes in proportion to the respective number of shares of a class that are issued, while each class of shares bears only the costs of the sales service plan in effect for it. The allocation of the net assets likewise occurs in proportion to the issued shares.

SUSPENSION OF CALCULATION OF NET ASSET VALUE
The Board of Directors may establish procedures according to which the Fund shall suspend the determination of the asset value for the entirety or for some of the time periods in which (1) the New York Stock Exchange is closed outside the normal weekends and holidays, (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists which has the consequence that the sale of securities of the Fund is practically impossible or that it is practically impossible for the Fund to reasonably determine the value of its net assets, or
(4) during other periods which the Securities and Exchange Commission may determine for the protection of the share owners of the Fund. For as long as the calculation of the net asset value is suspended, the Fund will not undertake any issue, reacquisition, or exchange of its shares.

REPRESENTATIVE IN GERMANY

Dr. Carl Graf Hardenberg
Attorney-at-Law
Klein Fontenay 1
20354 Hamburg

functions as the representative of the Fund in Germany pursuant to ss. 6 of the Foreign Investment Act.

The representative represents the Fund in court and out of court. He is deemed authorized to receive documents intended for the investment administration company and the main sales company.

For complaints against the Fund, the investment administration company, or the main sales company, which are related to the sale of shares in the Federal Republic of Germany, the courts of the Free Hanseatic City of Hamburg have jurisdiction.

TAX INFORMATION

Share owners are notified that the presentation of taxation in this chapter is based on knowledge as of June 1, 2000. Although the Fund and Franklin Templeton Investment Services GmbH handle the tax-related issues with the greatest care, because of the changes in tax laws which occur in shorter and shorter intervals and the uncertainty of a divergent interpretation by tax authorities, no warranty can be offered for the fact that divergent tax principles or methods may take effect or be applied in the future. The type of taxation and the amount of the taxable income are determined with binding effect by the German Federal Office of Finances. Share owners are advised to contact their tax consultant with regard to their personal tax situation.

TAXATION IN THE UNITED STATES

US Income Tax: The Fund intends on principle to pay out dividends at least once per year which will be essentially equivalent to all of its net investment proceeds. These include, among other things, dividends, interest, and short-term net sales gains, to the extent that they exceed the long-term net sales losses. In addition, there is an intention to distribute the realized sales gains at least once per year. By these means, and in that the Fund observes certain diversification requirements and other specifications of the Internal Revenue Service Code of 1986, the Fund intends to be classified annually as a "regulated investment company." The status of the Fund as a "regulated investment company" will not lead to government monitoring of the management or of the investment policy. As a "regulated investment company" the fund is generally exempt from US federal income tax insofar as the net investment proceeds and the net sales gains are distributed to the share owners. The distributions are subject to US federal income tax to the extent that they flow to American taxpayers.

US Withholding Tax: Pursuant to Article X of the Convention between the Federal Republic of Germany and the United States of America to Avoid Double Taxation in the Area of Taxes on Income as amended on 8/21/1991, the American government assesses a withholding tax in the amount of 15% on distributions of dividends, interest, and short-term gains of the Fund from persons with residence in the Federal Republic of Germany. Distributions of long-term realized price gains are not subjected to withholding tax.

US Punitive Tax: Distributions and the proceeds from redemptions of fund shares paid to natural persons and other taxable recipients are subject to a punitive tax by the US federal government in the amount of 31% if the American tax identification number of the share owner or the W-8 declaration to the effect that the share owner is not subject to this tax have not been sent to the Fund. The W-8 declaration is included in the request form and currently must be renewed every three years.

US Inheritance Tax: Pursuant to Article 9 of the Convention dated 12/3/1990 between the Federal Republic of Germany and the United States of America to Avoid Double Taxation in the Area of Estate, Inheritance, and Gift Taxes, shares in the Fund are not subject to American taxation to the extent that they are part of the estate or a gift of a person with residence in the Federal Republic of Germany.

The Fund could be forced to demand from the heirs a transfer form or comparable documents issued by the US Internal Revenue Service, which release the Fund from liability for inheritance taxes which might be incurred under certain circumstances. A transfer form of the Internal Revenue Service (currently Form 706NA) is always needed when the gross assets located in the US of a deceased share owner are greater than or equal to the amount of USD 60,000.00. In the case of gross assets located in the US with a lower value, the Fund can demand a corresponding sworn declaration.

TAXATION IN GERMANY
The Fund will make the tax-related information required by ss. 17 Paragraph 3 No. 2 of the Foreign Investment Act known to the share owners for every distribution and for income equivalent to distributions by no later than three months after the end of the financial year of the Fund, and will document it to the tax authorities. The Fund shall also publish on every stock exchange day its interim gains and the income equivalent to distributions, pursuant to ss. 17 Paragraph 3 No. 3 of the Foreign Investment Act.

Therefore, in the legal opinion of the Fund, share owners in Germany are liable for income tax pursuant to ss. 17 of the Foreign Investment Act for distributed and retained interest and dividend income and gains from option trading of the Fund, while it makes no difference whether the distributed income is paid out or reinvested automatically in new fund shares.

The distributed or retained price gains achieved by the Fund from the sale of securities and subscription rights to shares of capital corporations are always tax-free according to the prior state of the law, unless the price gains are deemed as operating income of the taxpayer.

The deduction of that portion of the 15% US withholding tax, which has been withheld because of interest and dividends, from the German income tax payable occurs pursuant to ss. 19 of the Foreign Investment Act and to the regulations of the Income Tax Code.

If share owners have their fund shares kept or administered by a domestic credit institution, then that domestic credit institution shall be obligated in the case of distributions of interest or dividend income to withhold an interest rebate tax in the amount currently of 30% (35% in the case of index operations), in each case with the addition of the solidarity surcharge (currently 5.5%), even if namely the distribution is automatically reinvested in new fund shares. If at a particular point in time the Fund distributes only a portion of the interest and dividend income achieved to that point, then the domestic credit institution would have to calculate and pay the interest rebate tax on the entire earnings of the Fund.

The interest rebate tax is not incurred, on the other hand, if a share owner administers his or her fund shares by him or herself and receives the distribution payments directly from the Fund or through the German payment office.

In the event of the redemption, exchange, or other transfers of rights to fund shares (sales operations), private share owners must pay taxes only on the interim gain achieved. The interim gain is defined in ss. 17 Paragraph 2a of the Foreign Investment Act with reference to ss. 20 Paragraph 1 No. 7 and Paragraph 2 and ss. 23 Paragraph 1 Sentence 1 No. 4, Paragraph 2 and Paragraph 3 of the Income Tax Code, and can be described in a simplified manner as that portion of the net asset value of a fund share which results from the gains realized by the Fund from option trading, from realized interest and analogous income and accumulated claims on this income, although dividend income is not counted as part of the interim gains.

If the redemption of fund shares is processed via a domestic credit institute, then the latter is obligated to withhold the interest rebate tax on the interim gain.

Moreover, the gains achieved in sales operations are tax-free for private share owners to the extent that the fund shares are held beyond the speculative period of 12 months.

In the draft of a tax relief law 1999/2000/2002, it is provided among other things that the sales gains achieved in a securities fund within one year with individual asset items should be taxable and subjected to distribution/retention of the interest rebate tax. This may lead to the fact that investors would have to pay taxes on gains which were achieved at a point in time when they were not yet in possession of the corresponding investment fund shares.

TRANSFER AGENT

Franklin Templeton Investor Services, Inc.
100 Fountain Parkway
PO Box 33030
St. Petersburg, Florida 33733-8030, USA

functions as the transfer agent of the Fund. The services of the transfer agent include the posting of purchases, transfers and reacquisition requests, the payment of dividends, realized price gains, and reinvested moneys, as well as routine communication with the share owners. The transfer agent will receive from the Fund an annual fee of USD 14.79 per share owner account plus its cash outlays; this fee will be adjusted every year to the consumer price index of the Department of Labor.

The shareholder equity of Franklin Templeton Investor Services, Inc. was USD 453,942,593 as of 9/30/1999.


INDEPENDENT FINANCIAL STATEMENT AUDITORS

The auditing firm of
PricewaterhouseCoopers, LLP
1177 Avenue of the Americas
New York, New York 10036

functions as the financial statement auditor of the Fund. Their financial statement auditing services extend to the auditing of the financial statements of the Fund and of the documents which the Fund must submit to the US Securities and Exchange Commission and the US Internal Revenue Service.

PUBLICATIONS

PUBLICATION OF PRICE

The issue and reacquisition prices are published daily in the following media, among others:

Frankfurter  Allgemeine  Zeitung,   Handelsblatt,   Borsen-Zeitung,   Die  Welt,
Hannoversche  Allgemeine  Zeitung,  Stuttgarter  Zeitung,  Suddeutsche  Zeitung,
Internet: http://www.dm-online.de, ARD/ZDF Videotext page 438 and following.

SEMI-ANNUAL AND ANNUAL REPORTS
The financial year of the Fund ends on August 31. The share owners will receive reports at least semi-annually which will include the securities inventories of the Fund and additional information. The annual report will be audited by independent financial statement auditors.

SALES SERVICE PLAN

The Fund has approved a sales service plan for the Class A shares pursuant to Rule 12b-1 of the US Investment Companies Act of 1940, within the scope of which it is allowed to reimburse the main sales company for the costs and expenditures of activities which are primarily directed toward the brokering of the fund shares. The sales service fee to be paid by the Fund within the scope of the plan may not exceed 0.25% annually of the average daily net assets of the Class A shares of the Fund. The main sales company is allowed to forward portions of this fee to investment brokers who provide active assistance to the share owners brokered by them. The plan provides that costs and expenditures which have not been reimbursed in a given month (including costs and expenditures which were not reimbursed because they exceeded the annual limit of 0.25% of the average daily net assets of the Fund) may be reimbursed in later months or years in accordance with legal provisions. The Board of Directors shall regularly review the appropriateness of the payments pursuant to the sales service plan.

JURISDICTION IN THE FEDERAL REPUBLIC OF GERMANY

The place of jurisdiction for complaints against the Fund, the investment administration company, or the main sales company which relate to the sale of the fund shares in the Federal Republic of Germany shall be Hamburg. The complaint document and all other documents may be delivered to the representative.

RIGHT OF REVOCATION

If the purchase of fund shares takes place on the basis of verbal negotiations outside of the permanent business premises of the person selling or brokering the sale of the shares, without the seller or broker having been called to the negotiations by the purchaser, then the purchaser is entitled to revoke his or her purchase declaration pursuant to ss. 11 of the Foreign Investment Act (right of revocation).

The revocation must be made in written form within a period of two weeks to the Fund or its representative. The term of the period shall begin with the surrender of the purchase declaration, but no earlier than the delivery of the sale prospectus. Timely mailing of the revocation will suffice to meet the deadline.

The right of revocation shall not exist if a businessperson has purchased the shares for his or her corporate assets.

If the buyer has already made payments prior to the revocation, then the value of the paid shares (ss. 21 Paragraph 2-4 of the KAGG) and the paid costs are to be reimbursed to him or her by the Investment Company on the day after the receipt of the declaration of revocation in exchange for the return of the purchased shares.

TERMS AND CONDITIONS OF AGREEMENT

1.   GENERAL

1.1 The partnership relations between the investor and the Fund shall be subject to American law and shall be governed by the following contractual terms and conditions which result from US laws, the bylaws, and additional information. A full version in the German language of the aforementioned contractual documents can be obtained from the German representative.

1.2 The legal relationship between the investor and the Fund shall become effective as soon as the purchase request and the investment request in the currency of the United States of America have been properly received by the transfer agent and the purchase request has not been refused.

     Upon the legal relationship coming into effect, the investor shall acquire Class A shares in the Fund, the number of which shall be oriented according to the net asset value of the Class A shares of the fund which is calculated the next time after the receipt of the purchase request and the investment request.

     A first-time purchase must be made in the amount of at least EUR 2,500 or DEM 5,000. In the case of savings programs, a minimum investment amount of EUR 150 or DEM 300 monthly or quarterly is required.

1.3 Immediately after the legal relationship becomes effective, the transfer agent shall set up a share owner account for the investor, in which, among other things, the number of the shares purchased by him or her is contained. A corresponding confirmation will be sent to the share owner, and on request, a certificate.

2.   ISSUE PRICE

2.1 The issue price of a Class A share is calculated from the net asset value of the Fund attributed to this class of shares divided by the number of outstanding Class A shares plus the sales charges scaled according to the amount of the investment.

2.2 Investors who purchase shares in the amount of at least USD 50,000 within 13 months and hold them for at least one day during this time, and who provide a corresponding declaration of intent, are able to enjoy a reduction in the sales charges for the entire investment. Redemptions which the share owner undertakes within the period of 13 months will be deducted from the sum of the purchases for the purpose of determining whether the conditions of the declaration of intent have been fulfilled or not.

2.3 The reduced sales charges are also applicable to additional purchases of Class A shares, if all Class A shares which a buyer possesses plus the newly subscribed shares result in a value of USD 50,000 or more.

2.4 In the case of savings plans, sales charges are to be paid only on the actually paid-in savings amounts; costs are not charged in advance.

3.   REDEMPTION OF SHARES

     Class A shares shall be reacquired on any day on which the net asset value of the shares is calculated if the share owner submits a proper request to the transfer agent through Franklin Templeton Investment Services GmbH.

     The reacquisition price shall be the net asset value of the Class A shares, which shall be calculated next after the receipt by the transfer agent of the proper reacquisition request.

4.   INVESTMENT RESTRICTIONS

4.1 The Fund has subjected itself for the protection of investors to extensive investment restrictions which cannot be changed without the consent of the share owners. They are described in detail in the prospectus.

4.2  Essentially, the Fund may not acquire:
     a)shares of other funds
     b)real estate or mortgage liens
     c)commodity or currency forward exchange contracts
     d)securities of companies in which executive officers or directors hold shares greater than 0.5% individually or 5% collectively e)participations in exploration programs for natural resources

4..3 The Fund is moreover not allowed:
     a)to assume loans, unless it is done for reacquisition of shares and only as a temporary measure, and only up to the amount of 5% of the net assets

     b)to encumber or mortgage the net assets except in order to secure the loans mentioned under (a) and not for more than 10% of the net asset value

     c)to invest more than 25% of its net assets in a single sector of industry
     d)to invest in "letter stocks" e)to participate in a general deposit with joint and several liability f)to undertake short sales or to buy or sell puts, calls, straddles, or spreads